$150,000,000.00

                   CREDIT AGREEMENT

                      dated as of

                     July 30, 1997

                         among

             McWHORTER TECHNOLOGIES, INC.

                The Banks Listed Herein

                          and

                 WACHOVIA BANK, N.A.,
                       as Agent

                  TABLE OF CONTENTS

                  CREDIT AGREEMENT


                                                   Page

                       ARTICLE I

                      DEFINITIONS. . . . . . . . . .  1

SECTION 1.01.  Definitions . . . . . . . . . . . . .  1

SECTION 1.02.  Accounting Terms and Determinations . 19

SECTION 1.03.  References. . . . . . . . . . . . . . 20

SECTION 1.04.  Use of Defined Terms. . . . . . . . . 20

SECTION 1.05.  Terminology . . . . . . . . . . . . . 20

                      ARTICLE II

                      THE CREDITS. . . . . . . . . . 20

SECTION 2.01.  Commitments to Lend . . . . . . . . . 20

SECTION 2.02.  Method of Borrowing . . . . . . . . . 21

SECTION 2.03.  Money Market Loans. . . . . . . . . . 24

SECTION 2.04.  Finnish Markka Loans. . . . . . . . . 28

SECTION 2.05.  Maturity of Loans . . . . . . . . . . 29

SECTION 2.06.  Interest Rates. . . . . . . . . . . . 30

SECTION 2.07.  Fees; Calculations. . . . . . . . . . 31

SECTION 2.08.  Optional Termination or
               Reduction of Commitments. . . . . . . 32

SECTION 2.09.  Termination of Commitments. . . . . . 32

SECTION 2.10.  Optional Prepayments. . . . . . . . . 32

SECTION 2.11.  Mandatory Prepayments;
               Application of Payments . . . . . . . 33

SECTION 2.12.  General Provisions as to
               Payments. . . . . . . . . . . . . . . 33

SECTION 2.13.  Computation of Interest and
               Fees. . . . . . . . . . . . . . . . . 35

SECTION 2.14.  Notes . . . . . . . . . . . . . . . . 36

                      ARTICLE III

               CONDITIONS TO BORROWINGS. . . . . . . 37

SECTION 3.01.  Conditions to First Borrowing . . . . 37

SECTION 3.02.  Conditions to All Borrowings. . . . . 38

                      ARTICLE IV

            REPRESENTATIONS AND WARRANTIES . . . . . 39

SECTION 4.01.  Corporate Existence and Power . . . . 39

SECTION 4.02.  Corporate and Governmental
               Authorization; No
               Contravention . . . . . . . . . . . . 39

SECTION 4.03.  Binding Effect. . . . . . . . . . . . 40

SECTION 4.04.  Financial Information . . . . . . . . 40

SECTION 4.05.  No Litigation . . . . . . . . . . . . 40

SECTION 4.06.  Compliance with ERISA . . . . . . . . 40

SECTION 4.07.  Compliance with Laws; Payment
               of Taxes. . . . . . . . . . . . . . . 41

SECTION 4.08.  Subsidiaries. . . . . . . . . . . . . 41

SECTION 4.09.  Investment Company Act. . . . . . . . 41

SECTION 4.10.  Public Utility Holding Company
               Act . . . . . . . . . . . . . . . . . 41

SECTION 4.11.  Ownership of Property; Liens. . . . . 42

SECTION 4.12.  No Default. . . . . . . . . . . . . . 42

SECTION 4.13.  Full Disclosure . . . . . . . . . . . 42

SECTION 4.14.  Environmental Matters . . . . . . . . 42

SECTION 4.15.  Capital Stock . . . . . . . . . . . . 43

SECTION 4.16.  Margin Stock. . . . . . . . . . . . . 43

SECTION 4.17.  Insolvency. . . . . . . . . . . . . . 43

SECTION 4.18.  Consent Order . . . . . . . . . . . . 43


                       ARTICLE V

                       COVENANTS . . . . . . . . . . 44

SECTION 5.01.  Information . . . . . . . . . . . . . 44

SECTION 5.02.  Inspection of Property, Books
               and Records . . . . . . . . . . . . . 46

SECTION 5.03.  Ratio of Consolidated Funded
               Debt to EBITDA. . . . . . . . . . . . 46

SECTION 5.04.  [RESERVED]. . . . . . . . . . . . . . 46

SECTION 5.06.  Fixed Charges Coverage. . . . . . . . 46

SECTION 5.07.  Loans or Advances . . . . . . . . . . 47

SECTION 5.08.  Investments . . . . . . . . . . . . . 47

SECTION 5.09.  Negative Pledge . . . . . . . . . . . 48

SECTION 5.10.  Maintenance of Existence. . . . . . . 49

SECTION 5.11.  Subsidiary Dissolution. . . . . . . . 49

SECTION 5.12.  Consolidations, Mergers and
               Sales of Assets . . . . . . . . . . . 49

SECTION 5.13.  Use of Proceeds . . . . . . . . . . . 50

SECTION 5.14.  Compliance with Laws; Payment
               of Taxes. . . . . . . . . . . . . . . 50

SECTION 5.15.  Insurance . . . . . . . . . . . . . . 50

SECTION 5.16.  Change in Fiscal Year . . . . . . . . 51

SECTION 5.17.  Maintenance of Property . . . . . . . 51

SECTION 5.18.  Environmental Notices . . . . . . . . 51

SECTION 5.19.  Environmental Matters . . . . . . . . 51

SECTION 5.20.  Environmental Release . . . . . . . . 51

SECTION 5.21.  [RESERVED]. . . . . . . . . . . . . . 51

SECTION 5.22.  Transactions with Affiliates. . . . . 51

SECTION 5.23.  Compliance with Consent Order . . . . 52

SECTION 5.24.  Domestic Subsidiaries to
               Become Guarantors . . . . . . . . . . 52

SECTION 5.25.  Capital Stock and Promissory
               Notes of Foreign Subsidiaries
               to Be Pledged . . . . . . . . . . . . 52

                      ARTICLE VI

                       DEFAULTS. . . . . . . . . . . 53

SECTION 6.01.  Events of Default . . . . . . . . . . 53

SECTION 6.02.  Notice of Default . . . . . . . . . . 57

                      ARTICLE VII

                       THE AGENT . . . . . . . . . . 57

SECTION 7.01.  Appointment; Powers and
               Immunities. . . . . . . . . . . . . . 57

SECTION 7.02.  Reliance by Agent . . . . . . . . . . 58

SECTION 7.03.  Defaults. . . . . . . . . . . . . . . 58

SECTION 7.04.  Rights of Agent as a Bank . . . . . . 58

SECTION 7.05.  Indemnification . . . . . . . . . . . 59

SECTION 7.06.  CONSEQUENTIAL DAMAGES . . . . . . . . 59

SECTION 7.07.  Payee of Note Treated as
               Owner . . . . . . . . . . . . . . . . 59

SECTION 7.08.  Nonreliance on Agent and Other
               Banks . . . . . . . . . . . . . . . . 60

SECTION 7.09.  Failure to Act. . . . . . . . . . . . 60

SECTION 7.10.  Resignation or Removal of
               Agent . . . . . . . . . . . . . . . . 60

                     ARTICLE VIII

         CHANGE IN CIRCUMSTANCES; COMPENSATION . . . 61

SECTION 8.01.  Basis for Determining Interest
               Rate Inadequate or Unfair . . . . . . 61

SECTION 8.02.  Illegality. . . . . . . . . . . . . . 61

SECTION 8.03.  Increased Cost and Reduced
               Return. . . . . . . . . . . . . . . . 62

SECTION 8.04.  Base Rate Loans Substituted
               for Fixed Rate Loans. . . . . . . . . 64

SECTION 8.05.  Compensation. . . . . . . . . . . . . 64

SECTION 8.06.  RESERVED. . . . . . . . . . . . . . . 65

SECTION 8.07.  Failure to Pay in Foreign
               Currency. . . . . . . . . . . . . . . 65

SECTION 8.08.  Judgment Currency . . . . . . . . . . 66

                      ARTICLE IX

                     MISCELLANEOUS . . . . . . . . . 66

SECTION 9.01.  Notices . . . . . . . . . . . . . . . 66

SECTION 9.02.  No Waivers. . . . . . . . . . . . . . 67

SECTION 9.03.  Expenses; Documentary Taxes . . . . . 67

SECTION 9.04.  Indemnification . . . . . . . . . . . 67

SECTION 9.05   Setoff; Sharing of Setoffs. . . . . . 68

SECTION 9.06.  Amendments and Waivers. . . . . . . . 69

SECTION 9.07.  No Margin Stock Collateral. . . . . . 70

SECTION 9.08.  Successors and Assigns. . . . . . . . 70

SECTION 9.09.  Confidentiality . . . . . . . . . . . 72

SECTION 9.10.  Representation by Banks . . . . . . . 73

SECTION 9.11.  Obligations Several . . . . . . . . . 73

SECTION 9.12.  Georgia Law . . . . . . . . . . . . . 73

SECTION 9.13.  Severability. . . . . . . . . . . . . 74

SECTION 9.14.  Interest. . . . . . . . . . . . . . . 74

SECTION 9.15.  Interpretation. . . . . . . . . . . . 74

SECTION 9.16.  Waiver of Jury Trial; Consent
               to Jurisdiction . . . . . . . . . . . 74

SECTION 9.17.  Counterparts. . . . . . . . . . . . . 74

EXHIBIT A-1   Form of Syndicated Dollar Note

EXHIBIT A-2   Form of Money Market Loan Note

EXHIBIT A-3   Form of Foreign Currency Note

EXHIBIT A-4   Form of Finnish Markka Loan Note

EXHIBIT B     Form of Opinion of Counsel for the Borrower

EXHIBIT C     Form of Opinion of Special Counsel for the Agent

EXHIBIT D     Form of Assignment and Acceptance

EXHIBIT E     Form of Notice of Borrowing

EXHIBIT F     Form of Compliance Certificate

EXHIBIT G     Form of Closing Certificate

EXHIBIT H     Form of Secretary's Certificate for Borrower

EXHIBIT I     Form of Limited Guaranty

EXHIBIT J     Form of Pledge Agreement

EXHIBIT K     Form of Money Market Quote Request

EXHIBIT L     Form of Money Market Quote

Schedule 1.01(a)  Guaranteed Debt As Of The Closing Date, Etc.

Schedule 4.14 Environmental Matters

                   CREDIT AGREEMENT


              CREDIT AGREEMENT dated as of July 30, 1997 among McWHORTER TECHNOLOGIES, INC., the BANKS listed on the signature pages hereof and WACHOVIA BANK, N.A., as Agent.

              The parties hereto agree as follows:


                       ARTICLE I

                      DEFINITIONS

              SECTION 1.01. Definitions. The terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

              "Acquisition" means (i) the acquisition by the Borrower, and the immediately following contribution by the Borrower to McWhorter Holdings
Ltd., a wholly-owned subsidiary of the Borrower organized under the laws of the United Kingdom, of Synthetic Resin Technologies S.A., a corporation organized under the laws of Luxembourg and (ii) the acquisition by the Borrower from Syntech S.p.A. of all of the issued and outstanding shares of common stock of Syntech, Inc. by the Borrower pursuant to the Acquisition Agreements.

              "Acquisition Agreements" mean (i) the
Stock Purchase Agreement to be dated as of July 31, 1997, by and between the Borrower, as the buyer and Antonio Napoli & C. S.a.p.a. and Gestin S.r.l., as the sellers, pursuant to which the Borrower will acquire all issued and outstanding shares of capital stock of Synthetic Resin Technologies S.A. (to be immediately followed by a contribution of such stock by the Borrower to McWhorter Holdings Ltd.) and (ii) the
Warrant Purchase Agreement to be dated as of July 31, 1997, by and between the Borrower, as the buyer and Cable Beach Holdings Ltd., as the seller, pursuant to which the Borrower will acquire certain warrants to acquire the stock of Synthetic Resin Technologies S.A.

              "Adjusted IBOR Rate" means, with respect to each Interest Period for a Foreign Currency Loan or Finnish Markka Loan, the sum of (i) the rate obtained by dividing (A) IBOR for such Interest Period by (B) a percentage equal to 1 minus the then stated maximum rate (stated as a decimal) of all reserve requirements
(including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve
System as defined in Regulation D (or against any successor category of liabilities as defined in Regulation D), plus (ii) if the relevant Foreign
Currency Loan is in British pounds sterling, a percentage sufficient to compensate the Banks for the cost of complying with any reserves, liquidity and/or special deposit requirements imposed by the Bank of England directly or indirectly affecting the maintenance or funding of such Foreign Currency Loan.

              "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/16th of 1%) by dividing (i) the applicable London Interbank Offered
Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage. The Adjusted London
Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

              "Affiliate" of any Person means (i) any
Person that directly, or indirectly through one or more intermediaries, controls such Person (a
"Controlling Person"), (ii) any Person which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a
Subsidiary) of which such Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term
"control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

              "Agent" means Wachovia in its capacity as agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

              "Agent's Letter Agreement" means that
certain letter agreement, dated as of June 17, 1997 between the Borrower and the Agent relating to the structure of the Loans, and certain fees from time to time payable by the Borrower to the Agent, together with all amendments and modifications thereto.

              "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

              "Applicable Margin" means (i) with respect to Base Rate Loans, 0%; (ii) with respect to Euro-
Dollar Loans, Finnish Markka Loans and Foreign
Currency Loans, (t) if the Borrower's ratio of Consolidated Funded Debt to EBITDA is less than 1.0 to 1.0, 0.15%, (u) if the Borrower's ratio of Consolidated Funded Debt to EBITDA is greater than or equal to 1.0 to 1.0 but less than 1.50 to 1.0, 0.16%, (v) if the Borrower's ratio of Consolidated Funded
Debt to EBITDA is greater than or equal to 1.50 to 1.0 but less than 2.0 to 1.0, 0.215%, (w) if the Borrower's ratio of Consolidated Funded Debt to EBITDA is greater than or equal to 2.0 to 1.0 but less than
2.5 to 1.0, 0.25%, (x) if the Borrower's ratio of Consolidated Funded Debt to EBITDA is greater than or equal to 2.5 to 1.0 but less than 3.0 to 1.0, 0.325%,
(y) if the Borrower's ratio of Consolidated Funded
Debt to EBITDA is greater than or equal to 3.0 to 1.0 but less than 3.5 to 1.0, 0.45%, and (z) if the Borrower's ratio of Consolidated Funded Debt to EBITDA is equal to or greater than 3.50 to 1.0, 0.575%. The determination of the Applicable Margin from time to time shall be made in accordance with Section 2.07(b).

              "Assignee" has the meaning set forth in
Section 9.08(c).

              "Assignment and Acceptance" means an
Assignment and Acceptance executed in accordance with
Section 9.08(c) in the form attached hereto as Exhibit
D.

              "Audited Statements" has the meaning set forth in Section 2.07(b).

              "Authority" has the meaning set forth in
Section 8.02.

              "Bank" means each bank listed on the
signature pages hereof as having a Commitment, and its successors and assigns.

              "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, and (ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate shall be effective on the date of each such change.

              "Base Rate Loan" means a Loan to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing, Section 2.02(f), or Article VIII, as applicable.

              "Borrower" means McWhorter Technologies,
Inc., a Delaware corporation, and its successors and its permitted assigns.

              "Borrowing" means a borrowing, pursuant to
Article II hereof, consisting of (i) Syndicated Loans made to the Borrower at the same time by the Banks,
(ii) Money Market Loans made by any Bank, and (iii)
Finnish Markka Loans made by Merita.  A Borrowing is a
"Base Rate Borrowing" if such Loans are Base Rate
Loans, a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar

Loans, a "Money Market Borrowing" if such
Loans are Money Market Loans, a "Finnish Markka
Borrowing" if such Loans are Finnish Markka Loans, or a "Foreign Currency Borrowing" if such loans are Foreign Currency Loans. A Borrowing is a "Syndicated
Borrowing" if it is made pursuant to Section 2.01.

              "Capital Stock" means any capital stock
(other than Redeemable Preferred Stock) of the
Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

              "CERCLA" means the Comprehensive
Environmental Response Compensation and Liability Act,
42 U.S.C. Section 9601 et. seq. and its implementing regulations and amendments.

              "CERCLIS" means the Comprehensive
Environmental Response Compensation and Liability
Inventory System established pursuant to CERCLA.

              "Change of Law" shall have the meaning set forth in Section 8.02.

              "Closing Certificate" has the meaning set forth in Section 3.01(e).

              "Closing Date" means July 30, 1997.

              "Code" means the Internal Revenue Code of
1986, as amended, or any successor Federal tax code.

              "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

              "Compliance Certificate" has the meaning set forth in Section 5.01(c).

              "Consent Order" means the Consent Order
dated September 30, 1993 entered into between Valspar, the Borrower and the Federal Trade Commission.

              "Consolidated Funded Debt" means at any
date the Debt of the Borrower and its Consolidated
Subsidiaries, determined on a consolidated basis as of such date, excluding therefrom, however, Guaranteed
Debt in existence on the Closing Date described on
Schedule 1.01(a) attached hereto.

              "Consolidated Interest Expense" for any
period means interest, whether expensed or capitalized, in respect of Debt of the Borrower or any of its Consolidated Subsidiaries outstanding during such period.

              "Consolidated Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis, but excluding (i) extraordinary items (which shall include non-recurring items) and (ii) any equity interests of the Borrower or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary.

              "Consolidated Subsidiary" means at any
date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

              "Consolidated Total Assets" means, at any time, the total assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP.

              "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

              "Debt" of any Person means at any date,
without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services (except trade accounts payable arising in the ordinary course of business), but only if such obligations are, in accordance with GAAP, recorded on the Borrower's financial books as long term debt (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all obligations to redeem any Redeemable Preferred Stock of such Person (in the event such Person is a corporation) but limited to the amounts (A) in any sinking fund therefor arising prior to the Termination Date, and (B) which are subject to redemption prior to the Termination Date, (vii) all outstanding obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all outstanding Debt of others
Guaranteed by such Person.

              "Default" means any condition or event
which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

              "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

              "Dividends" means for any period the sum of all dividends paid or declared during such period in respect of any Capital Stock and Redeemable
Preferred Stock (other than dividends paid or payable in the form of additional Capital Stock).

              "Dollars" or "$" means dollars in lawful currency of the United States of America.

              "Dollar Equivalent" means the Dollar
equivalent of the amount of a Foreign Currency Loan, determined by the Agent on the basis of its spot rate for the purchase of (i) the appropriate Foreign
Currency with Dollars, or (ii) Finnish markkas with Dollars.

              "Domestic Borrowing" is a Borrowing which is a Domestic Loan.

              "Domestic Business Day" means any day
except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized by law to close.

              "Domestic Loan" means a Base Rate Loan,
Syndicated Dollar Loan or Money Market Loan, and
"Domestic Loans" means Base Rate Loans, Syndicated
Dollar Loans or Money Market Loans, or any or all of them, as the context shall require.

              "Domestic Subsidiary" means a Subsidiary which is not a Foreign Subsidiary.

              "EBITDA" means the sum of the Borrower's
(i) Consolidated Net Income, plus (ii) Consolidated
Interest Expense and taxes, plus (iii) consolidated depreciation and amortization, calculated at the end of each Fiscal Quarter based on the then ending current Fiscal Quarter and the immediately preceding three Fiscal Quarters.

              "Eligible First Tier Foreign Subsidiary" means any First Tier Foreign Subsidiary with respect to which the requirements of Section 5.25 shall be timely satisfied.

              "Eligible Foreign Subsidiary" means any
Foreign Subsidiary with respect to which the requirements of Section 5.25 shall be timely satisfied.

              "Environmental Authority" means any
foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

              "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

              "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental
Requirements, whether or not entered upon consent, or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

              "Environmental Liabilities" means any
liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with CERCLA or any comparable state law or any Environmental
Requirements.

              "Environmental Notices" means written
notice from any Environmental Authority or by any other Person, of alleged material noncompliance with or material liability under any Environmental
Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other Person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental
Requirement.

              "Environmental Proceedings" means any
judicial or administrative proceedings to which the Borrower or any Subsidiary is a party or to which its property is subject, arising from or in any way associated with any Environmental Requirement.

              "Environmental Releases" means "releases" as defined in CERCLA or under any applicable state or local environmental law or regulation.

              "Environmental Requirements" means any
legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

              "ERISA" means the Employee Retirement
Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

              "Euro-Dollar Business Day" means any
Domestic Business Day, excluding one on which dealings in Dollar deposits are not carried out in the London interbank market.

              "Euro-Dollar Loan" means a Loan to be made as a Euro-Dollar Loan pursuant to the applicable
Notice of Borrowing.

              "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve
System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

              "Event of Default" has the meaning set
forth in Section 6.01.

              "Facility Fee" has the meaning set forth in Section 2.07(a).

              "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve
System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic
Business Day as so published on the next succeeding
Domestic Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions, as determined by the Agent.

              "Finnish Markka Loan" means a Loan made by Merita pursuant to Section 2.04, in Finnish markkas.

              "Finnish Markka Loan Note" means the
promissory note of the Borrower, payable to the order of Merita, substantially in the form of Exhibit A-4, evidencing the obligation of the Borrower to repay the Finnish Markka Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

              "First Tier Foreign Subsidiary" means a
Foreign Subsidiary owned by the Borrower or any Domestic Subsidiary.

              "Fiscal Quarter" means any fiscal quarter of the Borrower.

              "Fiscal Year" means any fiscal year of the Borrower.

              "Fixed Rate Borrowing" means a Euro-Dollar
Borrowing, a Money Market Borrowing, a Finnish Markka
Borrowing, a Foreign Currency Borrowing, or any or all of them, as the context shall require.

              "Fixed Rate Loans" means Euro-Dollar
Loans, Money Market Loans, Finnish Markka Loans,
Foreign Currency Loans or any or all of them, as the context shall require.

              "Foreign Currencies" means, individually and collectively, as the context shall require: (i)
British pounds sterling, French francs, Italian lira, Canadian dollars, Dutch guilders, Federal Republic of
Germany deutsche marks, Japanese yen, Swedish kronas, Swiss francs; or (ii) at the option of all of the Banks with respect to a Foreign Currency Loan, any other currency which is freely transferable and convertible into Dollars; provided, however, that no such other currency under this clause (ii) shall be included as a Foreign Currency hereunder, or included in a Notice of Borrowing, unless (x) the Borrower has first submitted a request to the Agent and the Banks that it be so included, and (y) the Agent and all of the Banks, in their sole discretion, have agreed to such request.

              "Foreign Currency Business Day" means any
Domestic Business Day, excluding one on which trading is not carried on by and between banks in deposits of the applicable Foreign Currency or Finnish markkas in the applicable interbank market for such Foreign
Currency or Finnish markkas.

              "Foreign Currency Loans" means Loans made in Foreign Currency by all of the Banks at the same time pursuant to Section 2.01.

              "Foreign Currency Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A-3, evidencing the obligation of the Borrower to repay the Foreign Currency Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

              "Foreign Subsidiary" means a Subsidiary
(i) located outside of the United States and (ii) which, with respect to the Borrower, would be a "controlled foreign corporation" deemed to hold
"United States property" under Section 956 of the Code solely as a result of becoming a Guarantor by delivering a Guaranty.

              "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

              "Guarantee" by any Person means any
obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

              "Guarantor" means a Subsidiary which (i) has executed and delivered to the Agent a Limited
Guaranty, (ii) has delivered to the Agent the types of instruments and documents referred to in paragraph (f) of Section 3.01 with respect to such Limited Guaranty, and (iii) has delivered to the Agent an opinion of counsel to such Subsidiary substantially in the form of Exhibit B (excluding paragraphs 5, 6 and 7 thereof) with respect to such Subsidiary and such Limited
Guaranty.

              "Hazardous Materials" includes, without
limitation, (a) solid waste, as defined in the Resource Conservation and Recovery Act of 1980, 42
U.S.C. Section 6901 et seq. and its implementing regulations and amendments, or in any applicable state law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof, or (d) pesticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

              "IBOR" means, for any Interest Period,
with respect to Foreign Currency Loans and Finnish
Markka Loans, the offered rate for deposits in the applicable Foreign Currency or Finnish markkas, respectively, for a period comparable to the Interest
Period and, with respect to any Foreign Currency Loan, in an amount comparable to the amount of such Foreign
Currency Loan, set forth as the British Bankers'
Association interest settlement rate as the same appears on Reuters as of 11:00 A.M. (London, England time), with respect to any Finnish Markka Loan, in an amount comparable to the amount of such Finnish Markka
Loan appearing on the Reuters SPFB Screen as of 12:00
P.M. (Helsinki, Finland time), both of the foregoing as on the day that is two Business Days prior to the first day of the Interest Period. If the foregoing rates are unavailable from Reuters for any reason, then such rates shall be determined by the Agent from any other interest rate reporting service of recognized standing designated in writing by the Agent to the Borrower.

              "Interest Period" means:

(1) with respect to each Euro-Dollar Borrowing and Foreign Currency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

              (a)  any Interest Period which would
         otherwise end on a day which is not a
         Euro-Dollar Business Day or Foreign Currency
         Business Day, as the case may be, shall be extended to the next succeeding Euro-Dollar
         Business Day or Foreign Currency Business Day, as the case may be, unless such Euro-Dollar
         Business Day or Foreign Currency Business Day, as the case may be, falls in another calendar month, in which case such Interest Period shall, subject to paragraph (c) below, end on the next preceding Euro-Dollar Business Day or Foreign
         Currency Business Day, as the case may be;

              (b)  any Interest Period which begins on
         the last Euro-Dollar Business Day or Foreign
         Currency Business Day, as the case may be, of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (c) below, end on the last
         Euro-Dollar Business Day or Foreign Currency
         Business Day, as the case may be, of the appropriate subsequent calendar month; and

              (c) no Interest Period may be selected
         which would end after the Termination Date.

(2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:

              (a)  any Interest Period (other than an
         Interest Period determined pursuant to paragraph
         (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic
         Business Day; and

              (b)  any Interest Period which begins
         before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date.

(3) with respect to each Money Market Borrowing, the period commencing on the date of such Borrowing and ending on the Stated Maturity Date or such other date or dates as may be specified in the applicable Money
Market Quote; provided that:

              (a) any Interest Period (subject to clause
         (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic
         Business Day; and

              (b) no Interest Period may be selected
         which begins before the Termination Date and would otherwise end after the Termination Date.

(4) with respect to each Finnish Markka Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

              (a)  any Interest Period which would
         otherwise end on a day which is not a Foreign
         Currency Business Day shall be extended to the next succeeding Foreign Currency Business Day, unless such Foreign Currency Business Day falls in another calendar month, in which case such Interest Period shall, subject to paragraph (c) below, end on the next preceding Foreign
         Currency Business Day;

              (b)  any Interest Period which begins on
         the last Foreign Currency Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (c) below, end on the last
         Foreign Currency Business Day of the appropriate subsequent calendar month; and

              (c) no Interest Period may be selected
         which would end after the Termination Date.

              "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

              "Joint Venture" means a person (i) in
which the Borrower owns 20% or more of the shareholders' equity or partnership or other ownership interests, but which is not a Subsidiary, and (ii) which is formed by the Borrower and one or more other
Persons to carry out a single business enterprise for profit, for which they combine their property, money, effects, skill and knowledge.

              "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office or such other office as such Bank may hereafter designate as its Lending Office) by notice to the Borrower and the Agent.

              "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

              "Limited Guaranty" means a Limited
Guaranty substantially in the form of Exhibit I, executed by a Guarantor in favor of the Agent, for the benefit of the Banks, unconditionally and jointly and severally (with any other Guarantors) Guaranteeing the payment of all obligations of the Borrower hereunder, under the Notes and under the other Loan Documents, but with a limitation of liability as to each Guarantor as set forth in Section 3 thereof.

              "Loan" means a Domestic Loan, a
Euro-Dollar Loan or a Foreign Currency Loan, Finnish
Markka Loan, or Money Market Loan, and "Loans" means
Domestic Loans, Euro-Dollar Loans, Foreign Currency
Loans, Finnish Markka Loans, or Money Market Loans, or any or all of them, as the context shall require.

              "Loan Documents" means this Agreement, the Notes, each Limited Guaranty, each Pledge Agreement, any other document evidencing, relating to or securing the Loans, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes or the Loans, as such documents and instruments may be amended or supplemented from time to time.

              "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Loan offered for a term comparable to such Interest Period, which rates appear on Dow Jones
Markets, Inc. Page 3750 (formerly known as Dow Jones
Telerate Service Page 3750) as of 11:00 A.M. (London,
England time), 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that
(i) if more than one such offered rate appears on the Dow Jones Markets Inc. Page, the "London Interbank
Offered Rate" will be the arithmetic average (rounded upward, if necessary, to the next higher 1/16th of 1%) of such offered rates; (ii) if no such offered rates appear on such page, the "London Interbank Offered
Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/16th of 1%) of rates quoted by not less than two major banks in New York City, selected by the Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Loan.

              "Margin Stock" means "margin stock" as
defined in Regulations G, T, U or X.

              "Material Adverse Effect" means, with
respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, which has resulted or is reasonably likely to result in a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, or properties of the Borrower and its Consolidated Subsidiaries taken as a whole,
(b) the rights and remedies of the Agent or the Banks under the Loan Documents, or the ability of the Borrower to perform its obligations under the Loan
Documents to which it is a party, as applicable, or
(c) the legality, validity or enforceability
(including, without limitation, any Lien created pursuant thereto) of any Loan Document.

              "Merita" means Merita Bank Ltd, New York
Branch.

              "Money Market Loan Notes" means the
promissory notes of the Borrower, substantially in the form of Exhibit A-2, evidencing the obligation of the Borrower to repay Money Market Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

              "Money Market Loans" means Loans made
pursuant to the terms and conditions set forth in
Section 2.03 hereof.

              "Money Market Quote" has the meaning
specified in Section 2.03.

              "Money Market Quote Request" has the
meaning specified in Section 2.03.

              "Money Market Rate" has the meaning
specified in Section 2.03.

              "Multiemployer Plan" shall have the
meaning set forth in Section 4001(a)(3) of ERISA.

              "Net Income" means, as applied to any
Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

              "Notes" means the Syndicated Dollar Notes,
Foreign Currency Notes, the Finnish Markka Loan Notes, the Money Market Loan Notes, or any or all of them, as the context shall require.

              "Notice of Borrowing" has the meaning set forth in Section 2.02.

              "Participant" has the meaning set forth in
Section 9.08(b).

              "PBGC" means the Pension Benefit Guaranty
Corporation or any entity succeeding to any or all of its functions under ERISA.

              "Performance Pricing Determination Date" has the meaning set forth in Section 2.07(b).

              "Person" means an individual, a
corporation, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

              "Plan" means at any time an employee
pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or
(ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

              "Pledge Agreement" means a Pledge
Agreement substantially in the form of Exhibit J, executed in favor of the Agent, for the benefit of the Banks.

              "Pledged Note" means a demand note
substantially in the form of Appendix 1 to Exhibit J to the Pledge Agreement.

              "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime
Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

              "Prior Credit Agreement" means that credit agreement by and among the Agent, the Borrower and the other banks which are a party thereto dated February
18, 1994.

              "Properties" means all real property
owned, leased or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

              "Quarterly Date" means the last day of
each Fiscal Quarter.

              "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either
(i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

              "Refunding Loan" means a new Loan made on the day on which an outstanding Loan is maturing, if and to the extent that the proceeds thereof are used entirely for the purpose of paying such maturing Loan, excluding any difference between the amount of such maturing Loan and any greater amount being borrowed on such day and actually either being made available to the Borrower pursuant to Section 2.02(c) or remitted to the Agent as provided in Section 2.12, in each case as contemplated in Section 2.02(d).

              "Regulation D" means Regulation D of the
Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

              "Regulation G" means Regulation G of the
Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

              "Regulation T" means Regulation T of the
Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

              "Regulation U" means Regulation U of the
Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

              "Regulation X" means Regulation X of the
Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

              "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the aggregate outstanding principal amount of the sum of the Notes.

              "Restricted Payment" means (i) any
Dividend by the Borrower or (ii) any payment by the Borrower on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's Capital Stock (except shares acquired upon (i) the conversion thereof into other shares of its Capital Stock, or (ii) provided no Event of Default has occurred and is continuing, the authorized purchase thereof pursuant to the Borrower's share repurchase program in effect from time to time) or (b) any option, warrant or other right to acquire shares of the Borrower's Capital Stock.

              "Second Tier Foreign Subsidiary" means a
Foreign Subsidiary owned by a Foreign Subsidiary.

              "Stated Maturity Date" means, with respect to any Money Market Loan, the "Stated Maturity Date" therefor specified by the Bank in the applicable Money
Market Quote.

              "Stockholders' Equity" means, at any time, the shareholders' equity of the Borrower and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable
Preferred Stock of the Borrower or any of its Consolidated Subsidiaries. Shareholders' equity, under GAAP as of the Closing Date, generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock,
(B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt Guarantees, and (E) translation adjustments for foreign currency transactions.

              "Subsidiary" means any corporation or
other Person of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

              "Syndicated Dollar Loans" means Loans made in Dollars by all of the Banks at the same time pursuant to Section 2.01, each of which may be either a Domestic Loan or a Euro-Dollar Loan.

              "Syndicated Dollar Notes" means the
promissory notes of the Borrower, substantially in the form of Exhibit A-1, evidencing the obligation of the Borrower to repay Syndicated Dollar Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

              "Syndicated Loans" means Syndicated Dollar
Loans or Foreign Currency Loans, or either or both of them, as the context shall require.

              "Syntech S.p.A." means Syntech S.p.A., an
Italian corporation.

              "Termination Date" means July 30, 2002.

              "Third Parties" means all lessees,
sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

              "Transferee" has the meaning set forth in
Section 9.08(d).

              "Unfunded Vested Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

              "Unaudited Statements" has the meaning set forth in Section 2.07(b).

              "Unused Commitment" means at any date,
with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Syndicated Dollar Loans and Foreign
Currency Loans to the Borrower (excluding the Money
Market Loans, and with respect to Merita, the Finnish
Markka Loans).

              "Unmatured Prior Loan" means that certain
$8,000,000 Money Market Loan made by Wachovia to the
Borrower under the Prior Credit Agreement with an interest period maturing on August 14, 1997.

              "Wachovia" means Wachovia Bank, N.A., a
national banking association, and its successors.

              "Wholly Owned Subsidiary" means any
Subsidiary all of the shares of Capital Stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

              SECTION 1.02. Accounting Terms and
Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent
(except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section
5.01, shall mean the financial statements referred to in Section 4.04).

              SECTION 1.03. References.  Unless
otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to articles, exhibits, schedules, sections and other subdivisions hereof.

              SECTION 1.04. Use of Defined Terms. All terms defined in this Agreement shall have the same defined meanings when used in any of the other Loan
Documents, unless otherwise defined therein or unless the context shall require otherwise.

              SECTION 1.05. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular.
Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.


                      ARTICLE II

                      THE CREDITS

              SECTION 2.01. Commitments to Lend.  Each
Bank severally agrees, on the terms and conditions set forth herein, to make Syndicated Loans (which may be, at the option of the Borrower and subject to the terms and conditions hereof, Foreign Currency Loans or Syndicated Dollar Loans, and Syndicated Dollar Loans may be Domestic Loans or Euro-Dollar Loans) to the Borrower from time to time before the Termination
Date; provided that:

              (i) the sum of the aggregate principal
         amount of Syndicated Dollar Loans and the Dollar
         Equivalent of the aggregate principal amount of Foreign Currency Loans to be made by such Bank to the Borrower shall not exceed the amount of its Unused Commitment, and

              (ii) immediately after each such Loan is made, the aggregate outstanding principal amount of all Syndicated Dollar Loans, Finnish Markka
         Loans, Money Market Loans, the Dollar Equivalent of Foreign Currency Loans, and the Unmatured
         Prior Loan shall not exceed the aggregate amount of the Commitments of all of the Banks.

Subject to the foregoing, the Borrower shall be permitted, subject to the terms and conditions hereof, to obtain Loans up to the full aggregate amount of the Unused Commitments of the Banks. The Dollar Equivalent of each Foreign Currency Loan on the date of the delivery of the Notice of Borrowing for each Foreign
Currency Loan (in accordance with the terms hereof) shall be deemed to be the amount of the Foreign
Currency Loan outstanding for the purpose of calculating the Unused Commitments on the date of disbursement and on such date of delivery of the Notice of Borrowing, the Agent shall calculate the Dollar Equivalent of each of the (x) outstanding
Foreign Currency Loans and Finnish Markka Loans, and
(y) requested Foreign Currency Loans and Finnish
Markka Loans. Each Euro-Dollar Borrowing and Foreign
Currency Borrowing under this Section shall be in an aggregate principal amount of $3,000,000 (or the Dollar Equivalent thereof in any Foreign Currency
Borrowing) or any larger multiple of $1,000,000
(except that any such Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Each Base Rate
Borrowing under this Section shall be in an aggregate principal amount of $1,000,000 or any larger multiple of $500,000 (except that any such Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by
Section 2.10, prepay Loans and reborrow under this Section at any time before the Termination Date.

              SECTION 2.02. Method of Borrowing.  (a)
The Borrower shall give the Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit E, prior to 12:00 P.M. (Atlanta, Georgia time) for Syndicated Dollar Borrowings, and 10:30 A.M.
(Atlanta, Georgia time) for Foreign Currency

Borrowings and Finnish Markka Borrowings, on the same
Domestic Business Day for each Syndicated Borrowing which is a Base Rate Borrowing, at least 3 Euro-Dollar
Business Days before each Euro-Dollar Borrowing, and at least 3 Foreign Currency Business Days before each
Foreign Currency Borrowing and Finnish Markka
Borrowings, specifying:

              (i)  the date of such Borrowing, which
         shall be a Domestic Business Day in the case of a Domestic Borrowing, a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing, and a Foreign Currency Business Day in the case of a Foreign Currency Borrowing or Finnish Markka
         Borrowing,

              (ii) the aggregate amount of such
         Borrowing,

              (iii) whether the Loans comprising such
         Borrowing are to be Syndicated Dollar Loans,
         Foreign Currency Loans or Finnish Markka Loans, and (A) if such Loans are to be Syndicated
         Dollar Loans, whether they are to be Base Rate
         Loans or Euro-Dollar Loans, and (B) if such Loans are to be Foreign Currency Loans, specifying the Foreign Currency, and

              (iv) in the case of a Fixed Rate
         Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

              (b)  Upon receipt of a Notice of
Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing (unless such Loan is a Finnish
Markka Loan) and such Notice of Borrowing shall not thereafter be revocable by the Borrower. If the Notice of Borrowing specifies a Foreign Currency Loan or Finnish Markka Loan and does not specify the Interest Period applicable thereto, Borrower shall be deemed to have selected the Interest Period applicable to the Notice of Borrowing to be one month. After receipt of Borrower's written notice designating its Interest Period selection (or the failure of Borrower to select an Interest Period prior to 10:30 a.m.), Agent shall promptly notify each Bank of the determined Interest Period for the Foreign Currency
Loan and Finnish Markka Loan.

              (c) Not later than 2:00 P.M. (Atlanta,
Georgia time) on the date of each Borrowing denominated in Dollars, each Bank shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address referred to in Section 9.01, or if such Borrowing is a Foreign
Currency Borrowing, each Bank shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Borrowing, immediately available at such other office as the Agent has previously specified in a notice to each Bank, in such funds as are then customary for the settlement of international transactions in such currency and no later than such local time, as the Agent has previously specified in a notice to each Bank, as is necessary for such funds to be received and transferred to the Borrower for same day value on the date of the Borrowing. Unless the Agent determines that any applicable condition specified in
Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's address referred to in
Section 9.01, or such other address as the Agent and the Borrower shall agree to, in each case in the type of funds received by the Agent from the Banks. Unless the Agent receives notice from a Bank, at the Agent's address referred to in or specified pursuant to
Section 9.01, no later than 4:00 P.M. (local time at such address) on the Domestic Business Day before the date of a Borrowing stating that such Bank will not make a Loan in connection with such Borrowing, the Agent shall be entitled to assume that such Bank will make a Loan in connection with such Borrowing and, in reliance on such assumption, the Agent may (but shall not be obligated to) make available such Bank's ratable share of such Borrowing to the Borrower for the account of such Bank. If the Agent makes any such Bank's ratable share of a Borrowing available to the Borrower, the Agent shall promptly notify (which notice may be telephonic) the Borrower of the identity of the Bank for whom such funds were advanced and the amount of such advance. The Agent shall promptly notify (which notice may be telephonic) the Borrower of the details of any notice received from any Bank stating that any such Bank does not intend to make its ratable share of funds available in connection with any relevant Borrowing. If the Agent makes such Bank's ratable share available to the Borrower and such Bank does not in fact make its ratable share of such Syndicated Borrowing available on such date, the Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Agent), together with interest thereon for each day during the period from the date of such Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Agent determines that it obtained
(or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank. If the Agent does not exercise its option to advance funds for the account of such Bank, it shall forthwith notify the Borrower of such decision.

              (d) If any Bank makes a new Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment as a Refunding Loan and only an amount equal to the difference (if any) between the amount being borrowed and the amount of such Refunding Loan shall be made available by such Bank to the Agent as provided in paragraph (c) of this Section, or remitted by the Borrower to the Agent as provided in Section
2.12, as the case may be; provided, however, that if the Loan which is to be repaid is a Foreign Currency
Loan or Finnish Markka Loan, the foregoing provisions shall apply only if the new Loan is to be made in the same Foreign Currency as such outstanding Loan, or in Finnish markkas if such Loan was a Finnish Markka
Loan.

              (e)  Notwithstanding anything to the
contrary contained in this Agreement, no Fixed Rate
Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived.

              (f) In the event that a Notice of
Borrowing fails to specify whether the Loans comprising such Borrowing are to be Base Rate Loans, Euro-Dollar Loans, Finnish Markka Loans or Foreign
Currency Loans, such Loans shall be made as Base Rate
Loans. If the Borrower is otherwise entitled under this Agreement to repay any Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new
Borrowing, a new Borrowing shall be deemed to be made on the date such Loans mature in an amount equal to the principal amount of the Loans so maturing, and the Loans comprising such new Borrowing shall be Base Rate
Loans, which shall be in an amount equal to the Dollar
Equivalent of such maturing Loans, if such maturing
Loans were Foreign Currency Loans or Finnish Markka
Loans as of the date of maturity.

              (g)   Notwithstanding anything to the
contrary contained in this Agreement, there shall not be more than 8 Fixed Rate Loans outstanding at any time.

              SECTION 2.03. Money Market Loans. (a) In addition to making Syndicated Borrowings, the Borrower may, as set forth in this Section 2.03, request the Banks to make offers to make Money Market Borrowings available to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this
Section 2.03, provided that:

              (i)  the aggregate principal amount of
         all Money Market Loans, together with the aggregate principal amount of all Syndicated
         Loans, at any one time outstanding shall not exceed the aggregate amount of the Commitments of all of the Banks at such time; and

              (ii) the Money Market Loans of any Bank
         will be deemed to be usage of the Commitments for the purpose of calculating availability pursuant to Section 2.01(ii) and to this Section
         2.03(a)(ii), but will not reduce such Bank's obligation to lend its pro rata share of the remaining aggregate Unused Commitments.

              (b)  When the Borrower wishes to request
offers to make Money Market Loans, it shall give the Agent (which shall promptly notify the Banks) notice substantially in the form of Exhibit K hereto (a
"Money Market Quote Request") so as to be received no later than 12:00 P.M. (noon) (Atlanta, Georgia time) at least 1 Domestic Business Day prior to the date of the Money Market Borrowing proposed therein (or such other time and date as the Borrower and the Agent, with the consent of the Required Banks, may agree), specifying:

              (i)  the proposed date of such Money
         Market Borrowing, which shall be a Domestic
         Business Day (the "Borrowing Date");

              (ii) the maturity date (or dates) (each a "Stated Maturity Date") for repayment of each Money Market Loan to be made as part of such Money Market Borrowing (which Stated Maturity
         Date shall be that date occurring either 7 days, 14 days, 30 days, or any other amount of days greater than 30 days but not greater than 180 days from the date of such Money Market
         Borrowing); provided, that the Stated Maturity
         Date for any Money Market Loan may not extend beyond the Termination Date (as in effect on the date of such Money Market Quote Request); and

              (iii) the aggregate amount of principal to be received by the Borrower as a result of such Money Market Borrowing, which shall be at least $3,000,000 (and in larger integral multiples of $500,000) but shall not cause the limits specified in Section 2.03(a) to be violated.

The Borrower may request offers to make Money Market
Loans having up to 3 different Stated Maturity Dates in a single Money Market Quote Request; provided, that the request for each separate Stated Maturity Date shall be deemed to be a separate Money Market Quote
Request for a separate Money Market Borrowing. Except as otherwise provided in the preceding sentence, after the first Money Market Quote Request has been given hereunder, no Money Market Quote Request shall be given until at least 5 Domestic Business Days after all prior Money Market Quote Requests have been fully processed by the Agent, the Banks and the Borrower pursuant to this Section 2.03.

              (c)  (i)  Each Bank may, but shall have no
         obligation to, submit a response containing an offer to make a Money Market Loan substantially in the form of Exhibit L hereto (a "Money Market
         Quote") in response to any Money Market Quote
         Request; provided, that, if the Borrower's request under Section 2.03(b) specified more than 1 Stated Maturity Date, such Bank may, but shall have no obligation to, make a single submission containing a separate offer for each such Stated Maturity Date and each such separate offer shall be deemed to be a separate Money
         Market Quote. Each Money Market Quote must be submitted to the Agent not later than 10:30 A.M.
         (Atlanta, Georgia time) on the Borrowing Date;
         provided that any Money Market Quote submitted by Wachovia may be submitted, and may only be submitted, if Wachovia notifies the Borrower of the terms of the offer contained therein not later than 10:15 A.M. (Atlanta, Georgia time) on the Borrowing Date (or 15 minutes prior to the time that the other Banks must have submitted their respective Money Market Quotes). Subject to Section 6.01, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

                   (ii)  Each Money Market Quote shall
         specify:

                   (A)  the proposed Borrowing Date
              and the Stated Maturity Date therefor;

                   (B)  the principal amounts of the
              Money Market Loan which the quoting Bank is willing to make for the applicable
              Money Market Quote, which principal
              amounts (w) may not exceed the aggregate amount of the Unused Commitments, (x) may be greater than or less than the Commitment of the quoting Bank, (y) shall be at least $3,000,000 or a larger integral multiple of $500,000, and (z) may not exceed the principal amount of the Money Market Borrowing for which offers were requested;

                   (C)  the rate of interest per annum
              (rounded upwards, if necessary, to the
              nearest 1/100th of 1%) offered for each
              such Money Market Loan, (such amounts
              being hereinafter referred to as the
              "Money Market Rate"); and

                   (D)  the identity of the quoting
              Bank.

         Unless otherwise agreed by the Agent, all of the Banks, and the Borrower, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable
         Money Market Quote Request (other than setting forth the maximum principal amounts of the Money
         Market Loan which the quoting Bank is willing to make for the applicable Interest Period).

              (d)  The Agent shall as promptly as
practicable after the Money Market Quote is submitted
(but in any event not later than 11:30 A.M. (Atlanta, Georgia time)) on the Borrowing Date, notify the Borrower of the terms (i) of any Money Market Quote submitted by a Bank that is in accordance with Section
2.03(c) and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request.
Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money
Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the Borrower shall specify (A) the principal amounts of the Money Market Borrowing for which offers have been received and (B) the respective principal amounts and Money Market Rates so offered by each Bank
(identifying the Bank that made each Money Market
Quote).

              (e)  Not later than 12:30 P.M. (Atlanta,
Georgia time) on the Borrowing Date, the Borrower shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.03(d) and the Agent shall promptly notify each affected Bank. In the case of acceptance, such notice shall specify the aggregate principal amount of offers (for each Stated Maturity Date) that are accepted. The Borrower may accept any Money Market
Quote in whole or in part; provided that:

              (i)  the aggregate principal amount of
         each Money Market Borrowing may not exceed the applicable amount set forth in the related Money
         Market Quote Request;

              (ii) the aggregate principal amount of
         each Money Market Loan comprising a Money Market
         Borrowing shall be at least $3,000,000 (and in larger multiples of $500,000) but shall not cause the limits specified in Section 2.03(a) to be violated;

              (iii) acceptance of offers may only be
         made in ascending order of Money Market Rates;
         and

              (iv) the Borrower may not accept any
         offer where the Agent has advised the Borrower that such offer fails to comply with Section
         2.03(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including without limitation, Section 2.03(a)).

If offers are made by 2 or more Banks with the same
Money Market Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Stated Maturity Date, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Banks as nearly as possible in proportion to the aggregate principal amount of such offers. Determinations by the Borrower of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

              (f)  Any Bank whose offer to make any
Money Market Loan has been accepted shall, not later than 1:30 P.M. (Atlanta, Georgia time) on the Borrowing Date, make the appropriate amount of such Money Market Loan available to the Agent at its address referred to in Section 9.01 in immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on such date by depositing the same, in immediately available funds, not later than 4:30 P.M. (Atlanta, Georgia time), in an account of such Borrower maintained with Wachovia.

              SECTION 2.04. Finnish Markka Loans.  (a)
In addition to the foregoing, Merita shall from time to time, upon receipt of a Notice of Borrowing from the Borrower therefor (through the Agent), if the Agent determines that the applicable conditions precedent in Article III have been satisfied and so notifies Merita, make available to the Borrower
Finnish Markka Loans at such office as Merita has previously specified pursuant to a written notice to the Borrower (and no later than such local time as is necessary for such funds to be received and transferred to the Borrower for same day value on the date of the Borrowing), in an aggregate principal amount at any time outstanding not exceeding the Dollar Equivalent of $5,000,000; provided that, immediately after such Finnish Markka Loan is made, the aggregate outstanding amount of all Loans shall not exceed the aggregate Commitments. Each Finnish
Markka Borrowing under this Section 2.04 shall be in an aggregate principal Dollar Equivalent amount of $1,000,000 or any larger multiple Dollar Equivalent amount of $250,000. Within the foregoing limits, the Borrower may borrow under this Section 2.04, prepay and reborrow under this Section 2.04 at any time before the Termination Date. Merita shall notify the Agent upon receipt of any payment made by the Borrower with respect to Finnish Markka Loans.

         (b)  The Dollar Equivalent of each Finnish
Markka Loan on the date each Finnish Markka Loan is disbursed shall be deemed to be the amount of the Finnish Markka Loan outstanding for the purpose of calculating the Unused Commitments on the date of disbursement.

         (c)  At any time, upon the request of Merita
through the Agent, during the existence of an Event of Default, each Bank other than Merita shall, on the third Domestic Business Day after such request is made, purchase a participating interest in Finnish
Markka Loans in an amount equal to its ratable share
(based upon its respective Commitment) of the Dollar
Equivalent amount of such Finnish Markka Loans. On such third Domestic Business Day, each Bank will immediately transfer to Merita, in immediately available funds, the amount of its participation at such office as Merita has previously specified pursuant to a written notice to the Agent and the Banks.

         (d) Whenever, at any time after Merita has received from any such Bank its participating interest in a Finnish Markka Loan, the Agent receives any payment on account thereof, the Agent will distribute to such Bank its participating interest in such amount
(appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Agent is required to be returned, such Bank will return to the Agent any portion thereof previously distributed by the Agent to it. Each Bank's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (i) any set-off, counterclaim, recoupment, defense or other right which such Bank or any other Person may have against Merita requesting such purchase or any other
Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the termination of the Commitments; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person; (iv) any breach of this Agreement by the Borrower or any other Bank; or
(v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Merita agrees to hold the Agent and the Banks harmless from any loss incurred by the Agent or the Banks arising from any change in Dollar Equivalent of Finnish markkas between the date such participating interest was purchased and the date of payment thereof.

              SECTION 2.05. Maturity of Loans.  Each
Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing, unless such Loan shall be due and payable prior thereto by reason of the provisions of this Agreement (including, without limitation, Section
6.01). Notwithstanding the foregoing, the outstanding principal amount of the Loans, if any, together with all accrued but unpaid interest thereon, if any, shall be due and payable on the Termination Date.

              SECTION 2.06. Interest Rates.  (a) Each
Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such date plus the Applicable Margin. Such interest shall be payable for each Interest Period on the last day thereof.

              (b)  Each Euro-Dollar Loan shall bear
interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered
Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof.

              (c)  Each Money Market Loan shall bear
interest on the outstanding principal amount thereof, for each day from the date such Money Market Loan is made until it becomes due, at a rate per annum equal to the applicable Money Market Rate set forth in the relevant Money Market Quote. Such interest shall be payable on the Stated Maturity Date thereof, and, if the Stated Maturity Date occurs more than 3 months after the date of the relevant Money Market Loan, at intervals of 3 months after the first day thereof.

              (d) Each Finnish Markka Loan shall bear
interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted IBOR Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof.

              (e) Each Foreign Currency Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted IBOR Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof.
Any overdue principal of and, to the
extent permitted by law, overdue interest on any Foreign Currency
Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

              (f)  After the occurrence and during the
continuance of a Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate.

              SECTION 2.07. Fees; Calculations.  (a) The
Borrower shall pay to the Agent for the ratable account of each Bank a facility fee (the "Facility
Fee") on the maximum amount of the aggregate
Commitments in effect for any relevant period, irrespective of usage, as follows: (i) if the Borrower's ratio of Consolidated Funded Debt to EBITDA is less than 1.0 to 1.0, 0.075%, (ii) if the Borrower's ratio of Consolidated Funded Debt to EBITDA is greater than or equal to 1.0 to 1.0 but less than
1.50 to 1.0, 0.09%, (iii) if the Borrower's ratio of Consolidated Funded Debt to EBITDA is greater than or equal to 1.50 to 1.0 but less than 2.0 to 1.0, 0.11%,
(iv) if the Borrower's ratio of Consolidated Funded
Debt to EBITDA is greater than or equal to 2.0 to 1.0 but less than 2.5 to 1.0, 0.15%, (v) if the Borrower's ratio of Consolidated Funded Debt to EBITDA is greater than or equal to 2.5 to 1.0 but less than 3.0 to 1.0, 0.175%, (vi) if the Borrower's ratio of Consolidated
Funded Debt to EBITDA is greater than or equal to 3.0 to 1.0 but less than 3.5 to 1.0, 0.20%, and (vii) if the Borrower's ratio of Consolidated Funded Debt to EBITDA is equal to or greater than 3.50 to 1.0, 0.30%.

              (b)  In determining the amounts to be
paid by the Borrower pursuant to Sections 2.06 and 2.07(a), the Borrower and the Banks shall refer to the Borrower's most recent financial statements delivered to the Banks pursuant to Section 5.01(a) (together with the Compliance Certificate delivered in connection therewith, the "Audited Statements") and
Section 5.01(b) (together with the Compliance
Certificate delivered in connection therewith, the "Unaudited Statements"); provided, that, should any relevant Audited Statements or Unaudited Statements be delivered on a date later than a Performance Pricing
Determination Date, the Applicable Margin and fees to be paid hereunder shall equal the highest percentage set forth therefor in Section 2.07 and in the definition of "Applicable Margin," until the next succeeding Performance Pricing Determination Date (as such term is hereinafter defined). For purposes hereof, "Performance Pricing Determination Date" shall mean each date that occurs 45 days after the end of each of the first 3 Fiscal Quarters, and 90 days after the end of the last Fiscal Quarter, of the Borrower.
All determinations hereunder shall be made by the Agent unless the Required Banks shall object to any such determination. Notwithstanding the foregoing, for purposes of determining the amounts to be paid by the Borrower pursuant to Sections 2.06 and 2.07(a) until the Performance Pricing Determination Date which occurs on or about January 30, 1998, the ratio of Consolidated Funded Debt to EBITDA shall conclusively be presumed to be greater than 2.0 to 1.0, but less than 2.5 to 1.0. The Facility Fee shall accrue at all times from and including the Closing Date to but excluding the Termination Date and shall be payable, in arrears, on each Quarterly Date and on the Termination Date.

              (c)  The Borrower shall pay to the Agent,
for the account and sole benefit of the Agent, such fees and other amounts at such times as set forth in the Agent's Letter Agreement.

              SECTION 2.08. Optional Termination or
Reduction of Commitments. The Borrower may, upon at least 3 Domestic Business Days' notice to the Agent
(which notice the Agent shall promptly forward to the Banks), terminate at any time, or proportionately reduce the Unused Commitments from time to time by an aggregate amount of at least $5,000,000, or any larger multiple of $1,000,000. If the Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.07) shall be due and payable on the effective date of such termination.

              SECTION 2.09. Termination of Commitments.
The Commitments shall terminate on the Termination
Date and any Loans (together with accrued interest thereon) then outstanding shall be due and payable on such date.

              SECTION 2.10. Optional Prepayments.  (a)
The Borrower may, upon at least 1 Domestic Business
Day's notice to the Agent, prepay any Base Rate
Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $1,000,000 or any larger multiple of $500,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several Banks included in such Base Rate Borrowing.

              (b)  Except as provided in Section 8.02
or required under Section 2.11(b), the Borrower may not prepay all or any portion of the principal amount of any Fixed Rate Loan prior to the maturity thereof.

              (c)  Upon receipt of a notice of
prepayment pursuant to this Section 2.10, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

              SECTION 2.11. Mandatory Prepayments;
Application of Payments. (a) On each date on which the Commitments are reduced pursuant to Section 2.08, the Borrower shall repay or prepay such principal amount of the outstanding Loans (together with interest accrued thereon), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the amount of the aggregate
Commitments as then reduced.

              (b)  If the Agent determines at any time
(either on its own initiative or at the request of any Bank) that the aggregate principal amount of the Foreign Currency Loans and Finnish Markka Loans outstanding (after converting each such Foreign
Currency Loan and Finnish Markka Loan to its Dollar
Equivalent on the date of calculation) at any time exceeds the aggregate Commitments less the outstanding aggregate amount of all Syndicated Dollar Loans, then upon 5 Foreign Currency Business Days' written notice from the Agent, the Borrower shall prepay an aggregate principal amount of Loans sufficient to reduce the aggregate of the Foreign Currency Loans and the Syndicated Dollar Loans outstanding to an amount not exceeding the Commitment. Except as required by
Section 2.01 hereof, nothing in the foregoing shall require the Agent to monitor the Dollar Equivalent amount of outstanding Foreign Currency Loans. The
Agent shall promptly notify each Bank of the amount of any such mandatory prepayment.

              (c)  All prepayments hereunder shall be
applied in the following order: (i) first to Base Rate
Loans; (ii) then to Euro-Dollar Loans; (iii) then to
Foreign Currency Loans; (iv) then to Money Market
Loans, and (v) lastly, to Finnish Markka Loans.

              SECTION 2.12. General Provisions as to
Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 1:00 P.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds
(subject to paragraph (c) below with respect to Foreign Currency Loans and Finnish Markka Loans) immediately available in Atlanta, Georgia to the Agent at its address referred to in Section 9.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks.

              (b)  Whenever any payment of principal
of, or interest on, the Domestic Loans or of fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic
Business Day. Whenever any payment of principal of or interest on, the Euro-Dollar Loans or the Foreign
Currency Loans shall be
due on a day which is not a
Euro-Dollar Business Day or Foreign Currency Business
Day, as the case may be, the date for payment thereof shall be extended to the next succeeding Euro-Dollar
Business Day or Foreign Currency Business Day, as the case may be, unless such Euro-Dollar Business Day or Foreign Currency Business Day, as the case may be, falls in another calendar month, in which case the date for payment thereof shall be the next preceding
Euro-Dollar Business Day or Foreign Currency Business
Day, as the case may be.

              (c)  All payments of principal and
interest with respect to Foreign Currency Loans shall be made in the Foreign Currency in which the related
Foreign Currency Loan was made. All payments of principal and interest with respect to Finnish Markka
Loans shall be made in Finnish markkas.

              (d)  All payments of principal, interest
and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Bank,
(1) taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank (as the case may be) is organized or any political subdivision thereof, and
(2) in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes").

              In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect to any Loan or fee relating thereto, the Borrower shall furnish, at such Bank's request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to such, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Borrower fails to provide such Bank the original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrower agrees to compensate such Bank for, and indemnify it with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption.

              Each Bank agrees, as soon as practicable after request by it of a request by the Borrower to do so, to file all appropriate forms and take other appropriate action to obtain a certificate or other appropriate document from the appropriate governmental authority in the jurisdiction imposing the relevant taxes, establishing that it is entitled to receive payments of principal and interest under this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction; provided, that, if it is unable, for any reason, to establish such exemption, or to file such forms and, in any event, during such period of time as such request for exemption is pending, the Borrower shall nonetheless remain obligated under the terms of the immediately preceding paragraph.

              In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this
Section 2.12(c), it will pay to the Borrower the amount of such refund promptly upon receipt thereof;
provided, however, if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

              Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and the Banks contained in this Section 2.12(d) shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Participant, Assignee or other
Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

              SECTION 2.13. Computation of Interest and Fees.
Interest on Domestic Loans based on the Base Rate shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed
(including the first day but excluding the last day).
Interest on Euro-Dollar Loans and on

Foreign Currency Loans and Finnish Markka Loans shall be computed on the basis of a year of 360 days (except for any Foreign Currency Loans outstanding in British pounds sterling or Canadian dollars (or, if selected as a Foreign Currency pursuant to clause (ii) of the definition of "Foreign Currency," Australian dollars, New Zealand dollars or Irish punts), which shall be computed on the basis of a year of 365 or 366 days, as the case may be) and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

              SECTION 2.14. Notes.  (a)  The Syndicated
Loans of each Bank shall be evidenced by a single
Syndicated Dollar Note or a single Foreign Currency
Note, as the case may be, executed and delivered by the Borrower, each payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's
Commitment.

              (b)  The Money Market Loans made by any
Bank to the Borrower shall be evidenced by a single
Money Market Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of the aggregate Commitments.

              (c)  The Finnish Markka Loans made by
Merita to the Borrower shall be evidenced by a single
Finnish Markka Loan Note payable to the order of Merita for the account of its Lending Office in an amount equal to the Dollar Equivalent of $5,000,000.

              (d)  Upon receipt of each Bank's Notes
pursuant to Section 3.01, the Agent shall deliver such Notes to such Bank. Each Bank (or Merita, with respect to the Finnish Markka Loan Note) shall record, and prior to any transfer of its Notes shall endorse on the schedules forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto, and such schedules of each such Bank's Notes shall constitute rebuttable presumptive evidence of the respective principal amounts owing and unpaid on such Bank's
Notes; provided, that the failure of any Bank to make any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes or the ability of any Bank to assign its Notes.
Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required. In order to verify the Loans outstanding from time to time, at the request of the Borrower, the Agent shall furnish the Borrower with its records of transactions under this Agreement, in reasonable detail.


                      ARTICLE III

               CONDITIONS TO BORROWINGS

              SECTION 3.01. Conditions to First
Borrowing. The obligation of each Bank to make a Syndicated Loan (or of Merita to make Finnish Markka
Loans) on the occasion of the first Syndicated
Borrowing is subject to the satisfaction of the conditions set forth in Section 3.02 and receipt by the Agent of the following (in sufficient number of counterparts (except as to the Notes, any Limited
Guaranty, any Pledge Agreement and any Pledged Note) for delivery of a counterpart to each Bank and retention of one counterpart by the Agent):

              (a)  from each of the parties thereto
         either (i) a duly executed counterpart of this Agreement, each Limited Guaranty (from any
         Domestic Subsidiary in existence as of the Closing Date) and each Pledge Agreement (for any
         Foreign Subsidiary in existence as of the Closing Date) signed by such party, or (ii) a facsimile transmission of such executed counterpart stating that such party has duly executed a counterpart of such document and sent such counterpart to the Agent;

              (b)  from the Borrower a duly executed
         Syndicated Dollar Note, a duly executed Foreign
         Currency Note, a duly executed Finnish Markka
         Loan Note, and a duly executed Money Market Loan
         Note, for the account of each Bank complying with the provisions of Section 2.14;

              (c)  an opinion letter (together with any
         opinions of local counsel relied on therein) of McDermott, Will & Emery, special counsel of the Borrower, substantially in the form of Exhibit
         B, dated as of the Closing Date, and covering such additional matters relating to the transactions contemplated hereby as the Agent or any Bank may reasonably request;

              (d)  an opinion of Jones, Day, Reavis &
         Pogue, special counsel for the Agent, dated as of the Closing Date, substantially in the form of Exhibit C and covering such additional matters relating to the transactions contemplated hereby as the Agent may reasonably request;

              (e)  a certificate (the "Closing
         Certificate") substantially in the form of Exhibit G), dated as of the Closing Date, signed by a principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the date of the first Borrowing and (ii) the representations and warranties of the Borrower contained in Article
         IV are true on and as of the date of the first
         Borrowing hereunder;

              (f)  all documents which the Agent or any
         Bank may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement, the Notes, each Limited Guaranty and each Pledge Agreement, as applicable, and the other Loan Documents and any other matters relevant hereto, or thereto, all in form and substance reasonably satisfactory to the Agent, including, without limitation, a certificate of the Borrower substantially in the form of Exhibit H (the "Secretary's Certificate"), signed by the Secretary or an Assistant
         Secretary of the Borrower and as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver the Loan Documents, and certified copies of the following items for the Borrower:
         (i) Certificate/Articles of Incorporation, (ii)
         Bylaws, (iii) a certificate of the Secretary of State for the state of incorporation and existence of the Borrower as to the good standing of the Borrower, and (iv) the action taken by the Board of Directors authorizing the execution, delivery and performance of this Agreement, the Notes, and the other Loan
         Documents;

              (g)  a Notice of Borrowing;

              (h)  certified copies of the Acquisition
         Agreements and the Consent Order;

              (i)  copy of each Guarantee outstanding
         as of the Closing Date issued by the Borrower in favor of any Person (and as listed on Schedule
         1.01(a));

              (j)  an executed letter agreement
         terminating the Prior Credit Agreement; and

              (j)  evidence satisfactory to the Agent
         that all conditions to the closing of the Acquisition have been satisfied except payment of the purchase price, and that upon such first
         Borrowing, the Acquisition will close.

              SECTION 3.02. Conditions to All Borrowings.
The obligation of each Bank to make a Syndicated Loan on the occasion of each Syndicated Borrowing, other than a Borrowing which consists solely of a Refunding Loan, is subject to the satisfaction of the following conditions:

              (a)  receipt by the Agent of a Notice of
         Borrowing;

              (b)  the fact that, immediately before
         and after such Borrowing, no Default shall have occurred and be continuing;

              (c)  the fact that the representations
         and warranties of the Borrower contained in
         Article IV of this Agreement shall be true on and as of the date of such Borrowing; and

              (d)  the fact that, immediately after
         such Borrowing, the aggregate outstanding principal amount of all Loans of each Bank will not exceed the amount of its Commitment.

Each Borrowing (both Syndicated, Finnish markka and
Money Market) hereunder, other than a Borrowing which consists solely of a Refunding Loan, shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section, except to the extent they relate to a particular date only.


                      ARTICLE IV

            REPRESENTATIONS AND WARRANTIES

              The Borrower represents and warrants that:

              SECTION 4.01. Corporate Existence and
Power. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, the failure to be so qualified could have or cause a Material Adverse
Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

              SECTION 4.02. Corporate and Governmental
Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official not otherwise taken or obtained, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, for which consents have not been obtained which could reasonably be expected to have a Material Adverse Effect and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except as permitted under Section 5.09.

              SECTION 4.03. Binding Effect.  This
Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Notes and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower and each Guarantor enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

              SECTION 4.04. Financial Information.  (a)
The balance sheet of the Borrower as of October 31, 1996, and the related statements of income, shareholders' equity and cash flows for the Fiscal
Year then ended, reported on by Ernst & Young, copies of which have been delivered to each of the Banks, fairly present in all material respects, in conformity with GAAP, the financial position of the Borrower as of such dates and their results of operations and cash flows for such period stated.

              (b)  Since April 30, 1997 there has been
no event, act, condition or occurrence having a Material Adverse Effect.

              SECTION 4.05. No Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to have a Material Adverse Effect.

              SECTION 4.06. Compliance with ERISA.  (a)
The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

              (b)  Neither the Borrower nor any member
of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

              SECTION 4.07. Compliance with Laws;
Payment of Taxes. The Borrower and its Subsidiaries are in compliance in all material respects with all applicable laws, regulations and similar requirements of governmental authorities, except for the matters disclosed in Schedule 4.14 or where such compliance is being contested in good faith through appropriate proceedings. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.


              SECTION 4.08. Subsidiaries.  Each of the
Borrower's Subsidiaries is a Person duly organized or formed, as the case may be, validly existing and in good standing, as applicable, under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, the failure to be so qualified could reasonably be expected to have a Material
Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except for such licenses, authorizations, consents and approvals the absence of which would not reasonably be expected to have a Material Adverse
Effect.  The Borrower has no Subsidiaries except for
(i) McWhorter Technologies Sales Corporation, a foreign sales corporation organized under the laws of Bermuda, and (ii) those Subsidiaries formed or acquired after the Closing Date (including pursuant to the terms of the Acquisition Agreement) in accordance with the terms of this Agreement and described in a written notice to the Agent from time to time which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation.

              SECTION 4.09. Investment Company Act.
Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

              SECTION 4.10. Public Utility Holding
Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

              SECTION 4.11. Ownership of Property;
Liens.  Each of the Borrower and its Consolidated
Subsidiaries has title to its properties reasonably sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 5.09.

              SECTION 4.12. No Default.  Neither the
Borrower nor any of its Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

              SECTION 4.13. Full Disclosure.  All
information heretofore furnished by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Bank will be true, accurate and complete in every material respect or, with respect to matters which by their nature can only be estimated, be based on reasonable estimates, on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts which could reasonably be expected to have or cause a Material
Adverse Effect.

              SECTION 4.14. Environmental Matters.  (a)
Except for the matters disclosed in Schedule 4.14, neither the Borrower nor any Subsidiary is subject to any Environmental Liability which could have or cause a Material Adverse Effect and neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. To the best knowledge of the Borrower, none of the Properties has been identified on any current or proposed (i) National
Priorities List under 40 C.F.R. Section 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

              (b)  Except for the matters disclosed in
Schedule 4.14, no Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrower, at or from any adjacent site or facility, except for Hazardous
Materials, such as cleaning solvents, pesticides and other materials used or otherwise handled, to the best knowledge of the Borrower, in the ordinary course of business in compliance with all applicable
Environmental Requirements.

              (c)  Except for the matters disclosed in
Schedule 4.14, the Borrower, and each of its Subsidiaries and Affiliates, has procured all Environmental Authorizations necessary for the conduct of its business, and, to the best knowledge of the Borrower, is in compliance with all Environmental
Requirements in connection with the operation of the Properties and the Borrower's, and each of its Subsidiary's and Affiliate's, respective businesses.

              SECTION 4.15. Capital Stock.  All Capital
Stock, debentures, bonds, notes and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of Capital Stock of the Borrower's Wholly Owned Subsidiaries are owned by the Borrower free and clear of any Lien or adverse claim. At least a majority of the issued shares of capital stock of each of the Borrower's other
Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower, and all such shares owned by the Borrower are free and clear of any Lien or adverse claim, except as may be created pursuant to any Pledge
Agreement.

              SECTION 4.16. Margin Stock.  Neither the
Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin
Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X.

              SECTION 4.17. Insolvency.  After giving
effect to the execution and delivery of the Loan
Documents and the making of the Loans under this Agreement, the Borrower will not be "insolvent," within the meaning of such term as defined in Section 101 of Title 11 of the United States Code or Section 2 of the
Uniform Fraudulent Transfer Act, or any other applicable state law pertaining to fraudulent transfers, as each may be amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

              SECTION 4.18. Consent Order. The Borrower is in full compliance with all of its obligations under the Consent Order.

                       ARTICLE V

                       COVENANTS

              The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

              SECTION 5.01. Information. The Borrower will deliver to each of the Banks:

              (a)  as soon as available and in any
         event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form, to the extent required by GAAP, the figures for the previous fiscal year, all certified by Ernst
         & Young or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not reasonably acceptable to the Required Banks; provided, however, that an exception or qualification (i) of the type described in Section 1.02 shall not be subject to the foregoing, and (ii) shall be deemed acceptable to the Required Banks if no objection has been made in writing to the Borrower by or on behalf of the Required Banks within 30 days after delivery of the relevant financial statements pursuant hereto;

              (b)  as soon as available and in any
         event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal
         Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form, to the extent required by GAAP, the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal
         Year, all certified (subject to normal year-end adjustments and the absence of footnotes) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower;

              (c)  simultaneously with the delivery of
         each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.03 through
         5.09 on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

              (d)  simultaneously with the delivery of
         each set of annual financial statements referred to in paragraph (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default under any of Sections 5.03 through 5.09 existed on the date of such financial statements;

              (e)  within 5 Domestic Business Days
         after the Borrower becomes aware of the
         occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

              (f)  promptly upon the mailing thereof to
         the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

              (g)  promptly upon the filing thereof,
         copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

              (h)  if and when any member of the
         Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC;
         (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under

         Title IV of ERISA of an
         intent to terminate or appoint a trustee to administer any Plan, a copy of such notice; and

              (i)  from time to time such additional
         information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

              SECTION 5.02. Inspection of Property,
Books and Records. The Borrower will (i) keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with, and as required by GAAP (or GAAP's equivalent in foreign jurisdictions), shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and cause each Subsidiary to permit, representatives of any Bank at such Bank's expense prior to the occurrence of a Default and at the Borrower's expense after the occurrence of a Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The
Borrower agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

              SECTION 5.03. Ratio of Consolidated Funded
Debt to EBITDA. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending October 31, 1997, the ratio of Consolidated Funded Debt (on such date) to EBITDA (for the period of the 4 consecutive
Fiscal Quarters ending on such date; provided that with respect to Subsidiaries acquired during such period of 4 consecutive Fiscal Quarters then ending, EBITDA of such Subsidiaries prior to such acquisition which would otherwise be excluded under GAAP purchase accounting treatment shall not be so excluded under this Section 5.03) shall at all times be less than (i)
4.0 to 1.0 through and including the calculation thereof as of July 31, 2000, and (ii) 3.5 to 1.0 for each quarterly determination thereafter.

              SECTION 5.04. [RESERVED]

              SECTION 5.05. Restricted Payments. The
Borrower will not declare or make any Restricted
Payment.

              SECTION 5.06. Fixed Charges Coverage. The ratio of the Borrower's (i) Consolidated Net Income, plus Consolidated Interest Expense and taxes to (ii)
Consolidated Interest Expense, shall at all times be greater than or equal to 2.50 to 1.0, calculated quarterly on a consolidated basis for the period of the 4 consecutive Fiscal Quarters ending on such date.

              SECTION 5.07. Loans or Advances. Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except: (i) loans or advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business;
(ii) deposits required by government agencies, public utilities, landlords or vendors or to secure payment of worker's compensation, unemployment insurance or similar obligations, in each case incurred in the ordinary course of business; and (iii) loans or advances to Subsidiaries which timely become and thereafter remain Guarantors pursuant to Section 5.24;
and (iv) loans or advances made by the Borrower to Subsidiaries which timely become and thereafter remain
Eligible Foreign Subsidiaries pursuant to Section
5.25; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section, the Borrower will be in full compliance with all the provisions of this Agreement.

              SECTION 5.08. Investments.  Neither the
Borrower nor any of its Subsidiaries shall make
Investments in any Person except Investments (i) as of the Closing Date (including minority Investments to be made pursuant to the Acquisition Agreements not exceeding $2,000,000 in the aggregate) listed on
Schedule 1.01(a), (ii) in Subsidiaries which timely become and thereafter remain (A) Guarantors pursuant to Section 5.24, or (B) Eligible First Tier Foreign
Subsidiaries pursuant to Section 5.25, (iii) in
Persons which do not timely become and thereafter remain (A) Guarantors pursuant to Section 5.24, or (B)
Eligible First Tier Foreign Subsidiaries pursuant to
Section 5.25, provided that such Investments do not exceed (x) from the Closing Date through and including
January 29, 1998, $25,000,000 in the aggregate, or (y) after January 29, 1998, the greater of $20,000,000 or 20% of Stockholder's Equity, (iv) as permitted by
Section 5.07 and (v) in (A) direct obligations of the United States Government maturing within one year, (B) certificates of deposit issued by a commercial bank whose credit is reasonably satisfactory to the Agent,
(C) commercial paper rated A1 or the equivalent thereof by Standard & Poor's Corporation or P1 or the equivalent thereof by Moody's Investors Service, Inc.
and in either case maturing within 6 months after the date of acquisition and/or (D) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc.;
provided, however, with respect to clauses (ii), (iii) and (iv) in this Section 5.08, no Investments shall be permitted to be made after the Closing Date (A) in the event that a Default or Event of Default is in effect or will be caused by such Investment, and (B) unless the Borrower certifies to the Agent in writing prior to making any such Investment the Borrower's pro forma compliance with the financial covenants set forth in Sections 5.03 and 5.06 of this Agreement, such written certification and pro forma calculations to be in form and substance satisfactory to the Agent in all respects.

              SECTION 5.09. Negative Pledge.  Neither
the Borrower nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

              (a)  Liens existing on the date of this
         Agreement securing Debt outstanding on the date of this Agreement and as created pursuant to the Acquisition Agreement, all as set forth on
         Schedule 1.01(a) ;

              (b)  Liens in favor of the Agent pursuant
         to any Pledge Agreement;

              (c)  any Lien existing on any asset of
         any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

              (d)  any Lien on any asset securing Debt
         incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof;

              (e)  any Lien on any asset of any
         corporation existing at the time such
         corporation is merged or consolidated with or into the Borrower or a Consolidated Subsidiary and not created in contemplation of such event;

              (f)  any Lien existing on any asset prior
         to the acquisition thereof by the Borrower or a Consolidated Subsidiary and not created in contemplation of such acquisition;

              (g)  Liens securing Debt owing by any
         Subsidiary to the Borrower;

              (h)  any Lien arising out of the
         refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

              (i)  Liens incidental to the conduct of
         its business or the ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

              (j)  any Lien on Margin Stock; and

              (k)  Liens not otherwise permitted by the
         foregoing paragraphs of this Section securing
         Debt (other than indebtedness represented by the Notes) in an aggregate principal amount at any time outstanding not to exceed $7,000,000.

Provided Liens permitted by the foregoing paragraphs
(c) through (k) shall at no time secure Debt in an aggregate amount greater than $15,000,000.

         Notwithstanding any provision contained herein to the contrary, in no event shall the Borrower or any Subsidiary create, assume or suffer to exist any Lien
(except pursuant to any Pledge Agreement) on any capital stock issued by any Foreign Subsidiary owned by the Borrower or any other Subsidiary.

              SECTION 5.10. Maintenance of Existence.
The Borrower shall, and shall cause (except pursuant to Section 5.12(b)) each Subsidiary to maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained.

              SECTION 5.11. Subsidiary Dissolution.  The
Borrower shall not permit any of its Subsidiaries to dissolve or liquidate either in whole or in part or redeem or retire any shares of its own stock, except through corporate reorganization to the extent permitted by Section 5.12.

              SECTION 5.12. Consolidations, Mergers and
Sales of Assets. The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, other than the Acquisition and other than sales of inventory in the ordinary course of business; provided that (a) the Borrower may merge with another Person if
(i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Subsidiaries of the Borrower may merge with one another, or with and into the Borrower, where the Borrower is the corporation surviving such merger, and (c) the foregoing limitation on the sale, lease or other transfer of assets shall not prohibit, during any Fiscal Quarter, a transfer of assets (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred, when combined with all other assets transferred during such Fiscal Year constituted more than 20% of Consolidated Total Assets at the end of the immediately preceding Fiscal Year; provided, however, in no event shall the book value of Consolidated Total Assets be less than $150,000,000 at any time.

              SECTION 5.13. Use of Proceeds.  The
proceeds of the Loans shall be used by the Borrower for the Acquisition, other Investments (subject to Section 5.08) and general corporate purposes. No portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, more than 5% of the outstanding stock of any corporation with a view towards obtaining control of such other corporation, other than in a negotiated transaction for which the prior effective written consent or approval to such acquisition has been obtained by the Borrower from the board of directors or equivalent governing body of the acquiree, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.

              SECTION 5.14. Compliance with Laws;
Payment of Taxes. The Borrower will comply, and will cause each of its Subsidiaries and each member of the Controlled Group to comply, with applicable laws
(including but not limited to ERISA), regulations and similar requirements of governmental authorities
(including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings. The
Borrower will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrower or any Subsidiary, except liabilities being contested in good faith and against which the Borrower will set up adequate reserves in accordance with GAAP.

              SECTION 5.15. Insurance.  The Borrower
will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

              SECTION 5.16. Change in Fiscal Year.  The
Borrower will not change its Fiscal Year.

              SECTION 5.17. Maintenance of Property.
The Borrower shall, and shall cause each Subsidiary to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

              SECTION 5.18. Environmental Notices.
Except for the matters described in Schedule 4.14, the Borrower shall furnish to the Banks and the Agent prompt written notice of all material Environmental
Liabilities, Environmental Notices and Environmental
Judgments and Orders and pending, threatened in writing or anticipated Environmental Proceedings relating to the Borrower or to the Properties.

              SECTION 5.19. Environmental Matters.  The
Borrower and its Subsidiaries will not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in the ordinary course of business, to the best knowledge of the Borrower, in compliance with all applicable Environmental Requirements.

              SECTION 5.20. Environmental Release.  The
Borrower agrees that upon the occurrence of an Environmental Release at or on any of the Properties it will act immediately to investigate the extent of, and to take appropriate remedial action with respect to such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental
Authority.

              SECTION 5.21. [RESERVED].

              SECTION 5.22. Transactions with
Affiliates. Neither the Borrower nor any of its Subsidiaries shall enter into, or be a party to, any material transaction with any Affiliate of the Borrower or such Subsidiary (which Affiliate is not the Borrower or a Subsidiary), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate. Upon request of the Agent, the terms of any such agreement shall be disclosed in reasonable detail to the Agent.

              SECTION 5.23. Compliance with Consent
Order. The Borrower shall comply with all of its obligations under the Consent Order.

              SECTION 5.24. Domestic Subsidiaries to
Become Guarantors. (a) Upon the acquisition or creation of any Domestic Subsidiary, then within 20
Domestic Business Days thereafter, such Domestic
Subsidiary must become a Guarantor by (x) executing and delivering to the Agent a Limited Guaranty, (y) delivering to the Agent an opinion of counsel to such Domestic Subsidiary substantially in the form of Exhibit B, but limited to such Domestic Subsidiary, and (z) delivering to the Agent documents pertaining to such Domestic Subsidiary reasonably requested by the Agent of the types described in paragraph (f) of
Section 3.01.

         (b) Upon the acquisition or creation of any Foreign Subsidiary (and upon the Closing Date with respect to McWhorter Technologies Sales Corporation), then within 20 Foreign Currency Business Days thereafter, such Foreign Subsidiary must become a Guarantor by (x) executing and delivering to the Agent a Limited Guaranty, (y) delivering to the Agent an opinion of counsel to such Foreign Subsidiary substantially in the form of Exhibit B, but limited to such Foreign Subsidiary, and (z) delivering to the Agent documents pertaining to such Foreign Subsidiary reasonably requested by the Agent of the types described in paragraph (f) of Section 3.01; provided, however, in the event that counsel to such Foreign
Subsidiary determines, and tenders to the Agent its legal opinion with respect thereto, that the execution and delivery of such Limited Guaranty would have adverse tax consequences under Section 956 of the Code
(and any successor statute), then, in such event, such Foreign Subsidiary shall not be required to execute and deliver such Limited Guaranty.

              SECTION 5.25. Capital Stock and Promissory
Notes of Foreign Subsidiaries to Be Pledged. Upon the acquisition or creation of a Foreign Subsidiary, within 20 Euro-Dollar Business Days thereafter:

               (i) if such Foreign Subsidiary is a First
         Tier Foreign Subsidiary (or a Second Tier
         Foreign Subsidiary owned by a Domestic
         Subsidiary), the Borrower (or such Domestic
         Subsidiary) shall (A) execute and deliver to the Agent a Pledge Agreement satisfactory to the Banks in all respects whereby the Pledged Note and 65% of the issued and outstanding capital stock of such Foreign Subsidiary (or such lesser percentage equal to all of such capital stock owned by the Borrower or such Domestic
         Subsidiary) shall be pledged to the Agent, and
         (B) deliver to the Agent (1) the Pledged Note and all original stock certificates evidencing such pledged capital stock so pledged pursuant to such Pledge Agreement, (2) an opinion of counsel to the Borrower (or such Domestic
         Subsidiary) and such First Tier Foreign
         Subsidiary substantially in the form of Exhibit
         B, but limited to the aforementioned pledge agreements, and (3) documents pertaining to the Borrower (or such Domestic Subsidiary) and such
         First Tier Foreign Subsidiary as reasonably requested by the Agent of the types described in paragraph (f) of Section 3.01;

              (ii) if such Foreign Subsidiary is a
         Second Tier Foreign Subsidiary, the Borrower shall (A) execute and deliver to the Agent a Pledge Agreement satisfactory to the Banks in all respects (excluding therefrom provisions which apply solely to the pledge of capital stock) whereby the Pledged Note shall be pledged to the Agent, and (B) deliver to the Agent (1) the Pledged Note, (2) an opinion of counsel to the Borrower and such Second Tier Foreign
         Subsidiary substantially in the form of Exhibit
         B, but limited to the aforementioned pledge agreement, and (3) documents pertaining to the Borrower and such Second Tier Foreign Subsidiary as reasonably requested by the Agent of the types described in paragraph (f) of Section
         3.01; and

              (iii) in lieu of the security provided in clauses (i) and (ii) of this Section above, the Borrower shall provide the Agent, for the benefit of the Banks, with further assurances or guarantees comparable to those set forth in clause (i) of this Section above, which further assurances or guarantees shall be satisfactory to the Agent and the Banks in their sole discretion.


                      ARTICLE VI

                       DEFAULTS

              SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

              (a)  the Borrower shall fail to pay when
         due any principal of any Loan or shall fail to pay any interest on any Loan within 5 Domestic
         Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within 5 Domestic
         Business Days after such fee or other amount becomes due; or

              (b)  the Borrower shall fail to observe
         or perform any covenant contained in Sections
         5.01(e), 5.02(ii), 5.03 through and including
         5.09, 5.12, 5.24 and 5.25; or

              (c)  the Borrower shall fail to observe
         or perform any covenant or agreement contained or incorporated by reference in this Agreement
         (other than those covered by paragraph (a) or (b) above) or the Borrower, any Subsidiary or any Guarantor shall fail to observe or perform any covenant or agreement contained in any Loan
         Document and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to the Borrower, such Subsidiary, or such the Guarantor, as applicable, by the Agent at the request of any Bank or (ii) the Borrower, any Subsidiary or any Guarantor, as applicable, otherwise becomes aware of any such failure; or

              (d)  any representation, warranty,
         certification or statement made by the Borrower in Article IV of this Agreement or by the Borrower, any Subsidiary or any Guarantor in any Loan Document, certificate, financial statement or other document delivered pursuant to this Agreement, respectively, shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

              (e)  the Borrower or any Subsidiary shall
         fail to make any payment in respect of Debt outstanding in an aggregate principal amount in excess of $5,000,000 (other than the Notes) when due or within any applicable grace period; or

              (f) any event or condition shall occur
         which results in the acceleration of the maturity of Debt outstanding of the Borrower or any Subsidiary in an aggregate principal amount in excess of $5,000,000 (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or commitment or any Person acting on such holders' behalf to accelerate the maturity thereof or terminate any such commitment (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary); or

              (g)  the Borrower or any Subsidiary shall
         commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

              (h)  an involuntary case or other
         proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

              (i)  the Borrower or any member of the
         Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce
         Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

              (j)  A judgment or judgments for the
         payment of money in excess of the sum of $5,000,000 in the aggregate for the Borrower or any Subsidiary shall be entered against the Borrower or any Subsidiary and the Borrower or any Subsidiary shall not discharge the same in accordance with its terms or procure a stay of execution thereof within 30 days from the date of entry thereof, and within said period of 30 days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

              (k)  a federal tax lien shall be filed
         against the Borrower or any Subsidiary under
         Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

              (l)  (i) any Person (other than the
         Borrower) or two or more Persons acting in concert shall have acquired beneficial ownership
         (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 30% or more of the outstanding shares of the voting stock of the Borrower; or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not any one of the following (A) directors of the Borrower as of the corresponding date of the previous year,
         (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or

              (m) the occurrence of any event, act,
         occurrence, or condition which the Required
         Banks determine either does or has a reasonable probability of causing a Material Adverse
         Effect.

then, and in every such event, (i) the Agent shall if requested by the Required Banks, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, (ii) any Bank may terminate its obligation to fund a Money Market Loan in connection with any relevant Money Market Quote, and (iii) the Agent shall, if requested by the Required Banks, by notice to the Borrower declare the Notes (together with accrued interest thereon) to be, and the Notes
(including, without limitation, the Finnish Markka
Loan Note) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; provided that if any Event of Default specified in paragraph (g) or
(h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default.
Notwithstanding the foregoing, the Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

              SECTION 6.02. Notice of Default.  The
Agent shall give notice to the Borrower of any Default under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof. Upon the request of the Required
Banks, the Agent shall promptly give the Borrower notice of any Default under Section 6.01(m).


                      ARTICLE VII

                       THE AGENT

              SECTION 7.01. Appointment; Powers and
Immunities. Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other
Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other
Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or wilful misconduct.
The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VII are solely for the benefit of the Agent and the Banks and the

Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Agent shall be ministerial and administrative in nature, and the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

              SECTION 7.02. Reliance by Agent.  The
Agent shall be entitled to rely upon any certification, notice or other communication
(including any thereof by telephone, telefax, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

              SECTION 7.03. Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless the Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default or an Event of Default, the Agent shall give prompt notice thereof to the Banks. The Agent shall give each Bank prompt notice of each nonpayment of principal of or interest on the Loans whether or not it has received any notice of the occurrence of such nonpayment. The Agent shall (subject to Section 9.06) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

              SECTION 7.04. Rights of Agent as a Bank.
With respect to the Loans made by it, Wachovia in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Wachovia in its individual capacity. The Agent may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Affiliates) as if it were not acting as the Agent, and the Agent may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and the Agent) for services in connection with this Agreement or any other Loan
Document or otherwise without having to account for the same to the Banks.

              SECTION 7.05. Indemnification. Each Bank severally agrees to indemnify the Agent, to the extent the Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, out-of-pocket expenses (including, without limitation, reasonable counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided, however that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or wilful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

              SECTION 7.06  CONSEQUENTIAL DAMAGES.  THE
AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY BANK,
THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY
PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY
BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER
LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED
HEREBY OR THEREBY.

              SECTION 7.07. Payee of Note Treated as
Owner. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent and the provisions of Section 9.08(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

              SECTION 7.08. Nonreliance on Agent and
Other Banks. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan
Documents. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any of the other
Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other
Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Agent.

              SECTION 7.09. Failure to Act. Except for action expressly required of the Agent hereunder or under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 7.05 against any and all liability and expense which may be incurred by the Agent by reason of taking, continuing to take, or failing to take any such action.

              SECTION 7.10. Resignation or Removal of
Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Agent may be removed at any time with or without cause by the Required Banks.
Upon any such resignation or removal, the Required
Banks shall have the right to appoint a successor
Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's notice of resignation or the Required
Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent. Any successor Agent shall be a bank which has a combined capital and surplus of at least
$500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this
Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.


                     ARTICLE VIII

         CHANGE IN CIRCUMSTANCES; COMPENSATION

              SECTION 8.01. Basis for Determining
Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:

              (a)  the Agent determines that deposits
         in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

              (b)  the Required Banks advise the Agent
         that the London Interbank Offered Rate or IBOR, as the case may be, as reasonably determined by the Agent, will not adequately and fairly reflect the cost to such Banks of funding Fixed
         Rate Loans for such Interest Period,

the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies in reasonable detail the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Fixed Rate
Loans shall be suspended. After the Agent has provided notice to the Borrower in connection with this Section 8.01, unless the Borrower notifies the Agent on or before the date of any such relevant Fixed
Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

              SECTION 8.02. Illegality. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Fixed Rate Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof in reasonable detail to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Fixed Rate Loans, as the case may be, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall reasonably determine that it may not lawfully continue to maintain and fund any of its outstanding
Fixed Rate Loans, as the case may be, to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Fixed Rate Loan, as the case may be, of such Bank, together with accrued interest thereon. Concurrently with prepaying each such Fixed
Rate Loan, as the case may be, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Fixed
Rate Loans, as the case may be, of the other Banks), and such Bank shall make such a Base Rate Loan.

              SECTION 8.03. Increased Cost and Reduced
Return. (a) If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority:

              (i)  shall subject any Bank (or its
         Lending Office) to any tax, duty or other charge with respect to its Loans, Notes, or its obligation to make Loans, or shall change the basis of taxation of payments to any Bank (or its Lending Office) of the principal of or interest on its Loans or any other amounts due under this Agreement in respect of its Loans or its obligation to make Loans (except for changes in the rate of tax on the overall net income of such Bank or its Lending Office or franchise taxes imposed by the jurisdiction in which such Bank's principal executive office or Lending
         Office is located); or

              (ii) shall impose, modify or deem
         applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding (A) with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage and (B) with respect to any Foreign Currency
         Loan any such requirement included in the applicable Adjusted IBOR Rate) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending
         Office); or

              (iii) shall impose on any Bank (or its
         Lending Office) or on the United States market or any interbank market any other condition affecting its Loans, Notes, or its obligation to make Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Loan, or to reduce the amount of any sum received or receivable by such Bank
(or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount reasonably determined by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

              (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) or any Person controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's or such controlling Person's capital as a consequence of its obligations hereunder to a level below that which such Bank or such controlling Person could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or such controlling Person's policies with respect to capital adequacy) by an amount reasonably determined by such Bank or such controlling Person to be material, then from time to time, within 15 days after demand by such Bank or such controlling Person, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank or such controlling Person for such reduction.

              (c)  Each Bank will promptly notify the
Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder shall constitute rebuttable presumptive evidence of the amounts to be paid in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

              (d)  The provisions of this Section 8.03
shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee and (ii) shall constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

              SECTION 8.04. Base Rate Loans Substituted for Fixed Rate Loans. If (i) the obligation of any Bank to make or maintain any Fixed Rate Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03, and the Borrower shall, by at least 5 Euro-Dollar Business
Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

              (a)  all Loans which would otherwise be
         made by such Bank as Fixed Rate Loans shall be made instead either (A) as Base Rate Loans, (B) if such suspension or demand for compensation relates to Euro-Dollar Loans, but not to Foreign
         Currency Loans, as Foreign Currency Loans, or
         (C) if such demand for compensation relates to Foreign Currency Loans, but not Euro-Dollar
         Loans, as Euro-Dollar Loans, as the Borrower may elect in the notice to such Bank through the Agent referred to hereinabove (in all cases interest and principal on such Loans shall be payable contemporaneously with the related Fixed
         Rate Loans of the other Banks), and

              (b)  after each of its Euro-Dollar Loans
         or Foreign Currency Loans has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

              SECTION 8.05. Compensation.  Upon the
request of any Bank, delivered to the Borrower and the Agent, the Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense incurred by such Bank as a result of:

              (a)  any payment or prepayment (pursuant
to Section 2.10, 2.11, 6.01 or otherwise) of a Fixed
Rate Loan on a date other than the last day of an Interest Period for such Fixed Rate Loan; or

              (b)  any failure by the Borrower to
borrow a Fixed Rate Loan on the date for the Fixed
Rate Borrowing of which such Fixed Rate Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to Section 2.02 or notification of acceptance of Money Market Quotes pursuant to Section
2.03A(e) or 2.03B(e); or

              (c)  any failure by the Borrower to pay a
Foreign Currency Loan in the applicable Foreign
Currency;

such compensation to include, without limitation, as applicable: (A) an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest
Period for such Fixed Rate Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Fixed Rate Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Fixed Rate Loan provided for herein over (y) the amount of interest
(as reasonably determined by such Bank) such Bank would have paid on (i) deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market (if such Fixed Rate Loan is a Euro-Dollar Loan), or (ii) (A) any deposit in a Foreign Currency of comparable amounts having terms comparable to such period placed with it by leading banks in the applicable interbank market for such Foreign Currency (if such Fixed Rate Loan is a Foreign
Currency Loan); or (B) any such loss, cost or expense incurred by such Bank in liquidating or closing out any foreign currency contract undertaken by such Bank in funding or maintaining such Fixed Rate Loan (if such Fixed Rate Loan is a Foreign Currency Loan).

              SECTION 8.06. RESERVED.

              SECTION 8.07. Failure to Pay in Foreign
Currency or Finnish Markkas. If the Borrower is unable for any reason to effect payment in a Foreign
Currency or Finnish markkas as required by this Agreement or if the Borrower shall default in the Foreign Currency or Finnish markkas, each Bank (or
Merita with respect to Finnish markkas) may, through the Agent, require such payment to be made in Dollars in the Dollar Equivalent amount of such payment.
Without duplication of any amounts paid under Section
8.05, in any case in which the Borrower shall make such payment in Dollars, the Borrower agrees to hold the Banks harmless from any loss incurred by the Banks arising from any change in the value of Dollars in relation to such Foreign Currency or Finnish markkas between the date such payment became due and the date of payment thereof.

              SECTION 8.08.  Judgment Currency.  If for
the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to convert any amount due in any Foreign Currency or Finnish markkas into any other currency, the rate of exchange used shall be the Agent's spot rate of exchange for the purchase of the Foreign Currency or Finnish markkas with such other currency at the close of business on the Foreign Currency Business Day preceding the date on which judgment is given or any order for payment is made. The obligation of the Borrower in respect of any amount due from it hereunder shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order in any other currency or otherwise be discharged only to the extent that on the Foreign Currency Business Day following receipt by the Agent of any payment in a currency other than the relevant Foreign Currency or Finnish markkas the Agent is able (in accordance with normal banking procedures) to purchase the relevant Foreign
Currency (or Finnish markkas) with such other currency. If the amount of the relevant Foreign
Currency or Finnish markkas that the Agent is able to purchase with such other currency is less than the amount due in the relevant Foreign Currency or Finnish markkas, notwithstanding any judgment or order, the Borrower shall indemnify the Banks for the shortfall.


                      ARTICLE IX

                     MISCELLANEOUS

              SECTION 9.01. Notices.  All notices,
requests and other communications to any party hereunder shall be in writing (including bank wire, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the appropriate confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article II or Article VIII shall not be effective until received.

              SECTION 9.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

              SECTION 9.03. Expenses; Documentary Taxes.
The Borrower shall pay (i) all out-of-pocket expenses of the Agent, including reasonable fees and disbursements of special counsel for the Agent, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder, and (ii) if a Default occurs, all out-of-pocket expenses incurred by the Agent and each Bank, including fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify the Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other
Loan Documents.

              SECTION 9.04. Indemnification.  The
Borrower shall indemnify the Agent, the Banks and each affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation (including, without limitation, any actions taken by the Agent or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Agent and each Bank, and each affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or wilful misconduct of the Person to be indemnified.

              SECTION 9.05  Setoff; Sharing of Setoffs.
(a) The Borrower agrees that the Agent and each Bank and each Affiliate of the Agent and each Bank shall have a lien for all indebtedness and obligations owing to them from the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Agent or any such Bank or Affiliate or otherwise in the possession or control of the Agent or any such Bank or Affiliate for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Agent or any such Bank or Affiliate, whether now existing or hereafter established hereby authorizing the Agent and each Bank or Affiliate at any time or times with or without prior notice to apply such balances or any part thereof to such of the indebtedness and obligations owing by the Borrower to the Banks and/or the Agent then past due and in such amounts as they may elect, and whether or not the collateral, if any, or the responsibility of other
Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Agent or any such Bank or Affiliate as soon as the same may be put in transit to it by mail or carrier or by other bailee.

              (b)  Each Bank agrees that if it shall
(directly or through an Affiliate), by exercising any right of setoff or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to such Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks owing to such other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks owing to such other Banks shall be shared by the Banks pro rata;
provided that (i) nothing in this Section shall impair the right of any Bank or Affiliate thereof to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes, and (ii) if all or any portion of such payment received by the purchasing
Bank is thereafter recovered from such purchasing
Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

              SECTION 9.06. Amendments and Waivers.  (a)
Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that, no such amendment or waiver shall, unless signed by all Banks,
(i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or rate of interest on any Loan or any fees hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, or (viii) release or reduce the liability of the obligor under any Guarantee given to support payment of the Loans; provided, further, that this Agreement and any of the other Loan
Documents may be amended to give effect (x) to any increased fees, interest rates and/or margins, or (y) to reduce or rescind any such increases, if such amendment is in writing and is signed by the Borrower, the Agent, and the Required Banks.

              (b)  The Borrower will not solicit,
request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Bank shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

              SECTION 9.07. No Margin Stock Collateral.
Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

              SECTION 9.08. Successors and Assigns.  (a)
The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the Agent and all of the Banks.

              (b)  Any Bank may at any time sell to one
or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related loan or loans,
(ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans,
(iii) the change of the principal of the related loan or loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee is payable hereunder from the rate at which the

Participant is entitled to receive interest or fee
(as the case may be) in respect of such participation,
(v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or
(vi) the release of any Guarantee given to support payment of the Loans; provided that such Bank may agree (x) to any increase in the fees, interest rates and/or margins, or (y) to the reduction or rescission of any such increases. Each Bank selling a participating interest in any Loan having a term in excess of 1 year, Note, Commitment or other interest under this Agreement shall, within 10 Domestic
Business Days of such sale, provide the Borrower and the Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The
Borrower agrees that each Participant shall be entitled to the benefits of Article VIII with respect to its participation in Loans outstanding from time to time.

              (c)  Any Bank may at any time assign to
one or more banks or financial institutions (each an "Assignee") all, or, in the case of its Syndicated
Loans and Commitments, a proportionate part of all of its Syndicated Loans and Commitments, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Bank and the Agent (and, in the case of an Assignee that is not then a Bank, by the Borrower); provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) the amount of the Commitment of the assigning Bank subject to such assignment (determined as of the effective date of the assignment) shall be equal to $5,000,000
(or any larger multiple of $1,000,000), (iii) without the consent of the Borrower and the Agent, which consent shall not be unreasonably withheld or delayed, no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank or an Affiliate of a Bank, except during the continuance of a Default or Event of Default, and (iv) a Bank may not have more than 2 Assignees that are not then Banks at any one time. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Agent and (if applicable) the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Agent, (C) payment by such Assignee to such transferor
Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and
(D) payment of a processing and recordation fee of $2,500 to the Agent, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor
Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Banks or the Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, new
Notes are issued to such Assignee, and if applicable, to the Assignor.

              (d)  Subject to the provisions of Section
9.09, the Borrower authorizes each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial information in such Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

              (e)  No Transferee shall be entitled to
receive any greater payment under Section 8.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of
Section 8.02 or 8.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

              (f)  Anything in this Section 9.08 to the
contrary notwithstanding, any Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned
Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

              SECTION 9.09. Confidentiality. Each Bank agrees to exercise commercially reasonable efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however that nothing herein shall prevent any Bank from disclosing such information (i) to its Affiliates or any other Bank, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank,
(iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which the Agent, any Bank or their respective
Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other
Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.09; provided, that, should disclosure of any such confidential information be required by virtue of clause (ii) of the immediately preceding sentence, any relevant Bank shall promptly notify the Borrower of same (unless prohibited by such order or applicable law) so as to allow the Borrower to seek a protective order or to take any other appropriate action; provided, further, that, no Bank shall be required to delay compliance with any directive to disclose any such information so as to allow the Borrower to effect any such action.

              SECTION 9.10. Representation by Banks.
Each Bank hereby represents that it is a commercial lender or financial institution which makes Loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided, however that, subject to Section 9.08, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control.

              SECTION 9.11. Obligations Several.  The
obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

              SECTION 9.12. Georgia Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of Georgia.

              SECTION 9.13. Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan
Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

              SECTION 9.14. Interest. In no event shall the amount of interest due or payable hereunder or under the Notes exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently made to any Bank by the Borrower or inadvertently received by any Bank, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify such Bank in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law.

              SECTION 9.15. Interpretation.  No
provision of this Agreement or any of the other Loan
Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

              SECTION 9.16. Waiver of Jury Trial;
Consent to Jurisdiction.  THE BORROWER (A) AND EACH OF
THE BANKS AND THE AGENT IRREVOCABLY WAIVES ANY AND ALL
RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING
OUT OF THIS AGREEMENT, ANY OF THE OTHER LOAN
DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED
HEREBY OR THEREBY, (B) SUBMITS TO THE NONEXCLUSIVE
PERSONAL JURISDICTION IN THE STATE OF GEORGIA, THE
COURTS THEREOF AND THE UNITED STATES DISTRICT COURTS
SITTING THEREIN, FOR THE ENFORCEMENT OF THIS
AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, (C)
WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF
ANY JURISDICTION TO OBJECT ON ANY BASIS (INCLUDING,
WITHOUT LIMITATION, INCONVENIENCE OF FORUM) TO
JURISDICTION OR VENUE WITHIN THE STATE OF GEORGIA FOR
THE PURPOSE OF LITIGATION TO ENFORCE THIS AGREEMENT,
THE NOTES OR THE OTHER LOAN DOCUMENTS, AND (D) AGREES
THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN THE
MANNER PRESCRIBED IN SECTION 9.01 FOR THE GIVING OF
NOTICE TO THE BORROWER.  NOTHING HEREIN CONTAINED,
HOWEVER, SHALL PREVENT THE AGENT FROM BRINGING ANY
ACTION OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY
AND AGAINST THE BORROWER PERSONALLY, AND AGAINST ANY
ASSETS OF THE BORROWER, WITHIN ANY OTHER STATE OR
JURISDICTION.

              SECTION 9.17. Counterparts.  This
Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

              IN WITNESS WHEREOF, the parties hereto
have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                          McWHORTER TECHNOLOGIES, INC. (SEAL)


                          By:______________________________________
                             Louise M. Tonozzi-Frederick
                          Title:  Chief Financial Officer

                          McWhorter Technologies, Inc.
                          400 East Cottage Place
                          Carpentersville, Illinois 60110
                          Attention:  Louise M. Tonozzi-Frederick
                          Telecopier number: 847-428-8599
                          Confirmation number: 847-551-3205

COMMITMENTS               WACHOVIA BANK, N.A.,
                          as Agent and as a Bank   (SEAL)

$35,000,000
                          By:__________________________________
                          Title:_______________________________

                          Lending Office Wachovia Bank, N.A.
                          70 W. Madison Street, Suite 2440
                          Chicago, Illinois 60602
                          Attention: Jim Kinoshita
                          Telecopier number: 312-853-0693
                          Confirmation number: 312-853-0458

$20,000,000               THE FIRST NATIONAL BANK OF CHICAGO
                                                       (SEAL)

                          By:______________________________________
                          Title:___________________________________

                          Lending Office
                          The First National Bank of Chicago
                          One First National Plaza
                          Mail Suite 0173
                          Chicago, Illinois 60670-5791
                          Attention: Julia Bristow
                          Telecopier number: 312-732-1117
                          Confirmation number: 312-732-5927

$20,000,000                  BANK OF AMERICA     (SEAL)


                             By:________________________________
                             Title:_____________________________

                             Lending Office
                             Bank of America
                             231 South LaSalle
                             6th Floor
                             Chicago, Illinois 60670
                             Telecopier number: 312-974-0761
                             Confirmation number: 312-828-4795

$12,500,000                  HARRIS BANK         (SEAL)


                             By:___________________________________
                             Title:________________________________

                             Lending Office
                             Harris Bank
                             111 West Monroe Street
                             111-10 East
                             Chicago, Illinois 60603
                             Telecopier number: 312-461-2591
                             Confirmation number: 312-461-2272

$12,500,000                  THE NORTHERN TRUST COMPANY   (SEAL)


                              By:_______________________________
                              Title:____________________________

                              Lending Office
                              The Northern Trust Company
                              50 South LaSalle Street
                              2nd Floor
                              Chicago, Illinois 60675
                              Telecopier number: 312-444-7028
                              Confirmation number: 312-444-3428

$12,500,000                  THE SAKURA BANK, LIMITED   (SEAL)


                             By:__________________________________
                             Title:_______________________________

                             Lending Office
                             The Sakura Bank, Limited
                             227 West Monroe Street
                             Suite 4700
                             Chicago, Illinois 60606
                             Telecopier number: 312-332-5345
                             Confirmation number: 312-580-1461

$12,500,000                  MELLON BANK, N.A.   (SEAL)


                             By:__________________________________
                             Title:_______________________________

                             Lending Office
                             Mellon Bank, N.A.
                             1 Mellon Bank Center
                             Room 4401
                             Pittsburgh, Pennsylvania  15258-001
                             Telecopier number: 412-234-8888
                             Confirmation number: 412-234-5420

$12,500,000                  MERITA BANK LTD,NEW YORK BRANCH (SEAL)


                             By:__________________________________
                             Title:_______________________________

                             Lending Office
                             Merita Bank Ltd, New York Branch
                             437 Madison Avenue
                             21st Floor
                             New York, New York 10022
                             Telecopier number: 212-318-9318
                             Confirmation number: 212-318-9300

$12,500,000                  THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                 CHICAGO BRANCH                  (SEAL)


                             By:_______________________________
                             Title:____________________________

                             Lending Office
                             The Bank of Tokyo-Mitsubishi, Ltd.,Chicago Branch 227 West Monroe Street
                             Suite 2300
                             Chicago, Illinois 60606
                             Telecopier number: 312-696-4530
                             Confirmation number: 312-696-4500


TOTAL COMMITMENTS:
$150,000,000.00

                                                             EXHIBIT A-1

                          SYNDICATED DOLLAR NOTE

                             Atlanta, Georgia
                               July 30, 1997


              For value received, McWHORTER TECHNOLOGIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of ___________ ___________________________, a________________ (the "Bank"), for the
account of its Lending Office, the principal sum of________________________ and No/100 Dollars ($____________), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

              All Syndicated Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

              This Note is one of the Syndicated Dollar Notes referred to in the Credit Agreement dated as of even date herewith among the Borrower, the Banks listed on the signature pages thereof and Wachovia Bank, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit
Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.


              IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                       McWHORTER TECHNOLOGIES, INC.  (SEAL)


                                       By:________________________________
                                       Title:_____________________________

                      LOANS AND PAYMENTS OF PRINCIPAL

             Base Rate    Amount    Amount of
             or Euro-     of        Principal    Maturity    Notation
Date         Dollar Loan  Loan      Repaid       Date        Made By



                                                              EXHIBIT A-2

                          MONEY MARKET LOAN NOTE

                             Atlanta, Georgia
                               July 30, 1997


             For value received, McWHORTER TECHNOLOGIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of_______________ _________________, a__________________________________(the "Bank"), for the
account of its Lending Office, the principal sum of ONE HUNDRED FIFTY MILLION and No/100 Dollars ($150,000,000.00), or such lesser amount as shall equal the unpaid principal amount of each Money Market Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below.
Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

             All Money Market Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

             This Note is one of the Money Market Loan Notes referred to in the Credit Agreement of even date herewith among the Borrower, the Banks listed on the signature pages thereof and Wachovia Bank, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

             IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                            McWHORTER TECHNOLOGIES, INC. (SEAL)


                            By:_____________________________________
                            Title:__________________________________


               LOANS AND PAYMENTS OF PRINCIPAL

                        Amount    Amount of     Stated
              Interest  of        Principal     Maturity   Notation
Date          Rate      Loan      Repaid        Date       Made By


                                                               EXHIBIT A-3

                        FORM OF FOREIGN CURRENCY NOTE

                              Atlanta, Georgia
                                July 30, 1997


             For value received, McWHORTER TECHNOLOGIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of ______________________, a ____________________ (the "Bank"), for the account of its Lending Office, the outstanding principal amount of the Foreign Currency Loans made by the Bank to the Borrower as Foreign Currency Loans pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for Foreign Currency Loans in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the applicable Foreign Currency in immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

             All Foreign Currency Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

             This Note is one of the Foreign Currency Notes referred to in the Credit Agreement dated as of even date herewith among the Borrower and the Banks listed on the signature pages thereof and Wachovia Bank, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

             IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                  McWHORTER TECHNOLOGIES, INC. (SEAL)


                                  By:___________________________________
                                  Title:________________________________

                 SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
            Principal
            Amount of     Maturity     Principal
            Loan and      of Interest  Amount        Unpaid
Date        Currency      Period       Paid          Balance


                                                              EXHIBIT A-4


                      FORM OF FINNISH MARKKA LOAN NOTE

                              Atlanta, Georgia
                                July 30, 1997

             For value received, McWHORTER TECHNOLOGIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of MERITA BANK LTD, NEW YORK BRANCH (the "Bank"), for the account of its Lending Office, the outstanding principal amount of the Finnish Markka Loans made by the Bank to the Borrower as Finnish Markka Loans pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for Finnish Markka Loans in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in Finnish markkas in immediately available funds pursuant to the written notification of Wachovia Bank, N.A. as may be specified from time to time pursuant to the Credit Agreement.

             All Finnish Markka Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

             This Note is the Finnish Markka Note referred to in the Credit Agreement dated as of even date herewith among the Borrower and the Banks listed on the signature pages thereof and Wachovia Bank, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

             IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                               McWHORTER TECHNOLOGIES, INC. (SEAL)


                               By:__________________________________
                               Title:_______________________________

                 SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

            Principal     Maturity     Principal
            Amount of     of Interest  Amount        Unpaid
Date        Loan          Period       Paid          Balance


                                                                 EXHIBIT B


                                 OPINION OF
                          COUNSEL FOR THE BORROWER


                                            [Dated as provided in Section
                                            3.01 of the Credit Agreement]


To the Banks and the Agent
Referred to Below
c/o Wachovia Bank, N.A.,
as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attn:  U.S. Corporate Group

Dear Sirs:

              I am general counsel of McWhorter Technologies, Inc., ("MTI") a Delaware corporation (the "Borrower") in connection with the Credit Agreement (the "Credit Agreement") dated as of July 30, 1997, among MTI, the banks listed on the signature pages thereof and Wachovia Bank, N.A., as Agent. Terms defined in the Credit Agreement are used herein as therein defined.

              I have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. I have assumed for purposes of my opinion set forth below that the execution and delivery of the Credit Agreement by each Bank and by the Agent have been duly authorized by each Bank and by the Agent.

              Upon the basis of the foregoing, I am of the opinion that:

              1. MTI is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all corporate powers required to carry on its business as now conducted.

              2. The execution, delivery and performance by the Borrower of the Credit Agreement, the Notes, and the Acquisition Agreements (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, except [insert appropriate exceptions pertaining to the Acquisition] (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument which to my knowledge is binding upon the Borrower and (v) to my knowledge, except as provided in the Credit Agreement, do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

              3. Each of the Credit Agreement and the Acquisition Agreements constitutes a valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, and the Notes constitute valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as such enforceability may be limited by: (i) bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

              4. To my knowledge, there is no action, suit or proceeding pending, or threatened, against or affecting the Borrower before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, financial position or consolidated results of operations of the Borrower or which in any manner questions the validity or enforceability of the Credit Agreement or any Note or the Agreement, or the Acquisition Agreements.

              5. MTI is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

              6. MTI is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

              I am qualified to practice in the State of Illinois and do not purport to be an expert on any laws other than the laws of the United States and the State of Illinois and Delaware Corporate Law and this opinion is rendered only with respect to such laws. I have made no independent investigation of the laws of any other jurisdiction.

              This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you, any Assignee, Participant or other Transferee under the Credit

Agreement, and Jones, Day, Reavis & Pogue without my prior written consent.

                             Very truly yours,

                                                               EXHIBIT C


                                 OPINION OF
                 JONES, DAY, REAVIS & POGUE, SPECIAL COUNSEL
                               FOR THE AGENT


                                            [Dated as provided in Section
                                            3.01 of the Credit Agreement]


To the Banks and the Agent
Referred to Below
c/o Wachovia Bank, N.A.,
as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn:  U.S. Corporate Group

Dear Sirs:

              We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of July 30, 1997, among McWhorter Technologies, Inc. a Delaware corporation (the "Borrower"), the banks listed on the signature pages thereof (the "Banks") and Wachovia Bank, N.A., as Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

              This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

              We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

              Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement and each of the Notes by or on behalf of the Borrower, we are of the opinion that the Credit
Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms.

         In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Agent or any of the Banks with any state or federal laws or regulations applicable to the Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Agent or any of the Banks.

         This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.

                                  Very truly yours,

                                                                EXHIBIT D

                          ASSIGNMENT AND ACCEPTANCE
                          Dated______________, 19___

              Reference is made to the Credit Agreement dated as of July 30, 1997 (together with all amendments and modifications thereto, the "Credit Agreement") among McWHORTER TECHNOLOGIES, INC., a Delaware corporation, the Banks parties to the Credit Agreement and Wachovia Bank, N.A., as Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

_____________________ (the "Assignor") and____________________________ (the
"Assignee") agree as follows:

              1. The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and
assumes from the Assignor, a       % interest in and to all of the Assignor's
rights and obligations under the Credit Agreement as of the Effective Date (as defined below) (including, without limitation, a ______% interest (which on the Effective Date hereof is $____________) in the Assignor's Commitment and a _______ interest (which on the Effective Date hereof is $___________ ) in the Syndicated Loans [and Money Market Loans] owing to the Assignor and a ________% interest in the Notes held by the Assignor (which on the Effective Date hereof is $______________).

              2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $_____________ and the aggregate outstanding principal amount of the Syndicated Loans [and Money Market Loans] owing to it (without giving effect to assignments thereof which have not yet become effective) is $____________;
(ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit
Agreement or any other instrument or document furnished  pursuant thereto;
and (iii) attaches the Notes referred to in paragraph 1 above and requests that the Agent exchange such Notes for new Notes as follows: [a Syndicated Dollar Note dated______________,_____ in the principal amount of $_________ payable to the order of the Assignee,][a Foreign Currency Note dated ________________,_____ in the principal amount of $_______________ payable to the order of the Assignee] [and a Money Market Loan Note dated_________,____ in the principal amount of $________________payable to the order of the Assignee]. Should the Assignor retain an interest in the Loans or the Commitments, replacement Notes of the type described in the immediately preceding sentence shall be provided to the Assignor in the principal amount equal to that portion of the Commitments and/or Loans retained by the Assignor.

              3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action[, and (viii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].

              4. The Effective Date for this Assignment and Acceptance shall be___________, 19___ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for execution and acceptance by the Agent and, if applicable, to the Borrower for execution by the Borrower.

              5. Upon such execution and acceptance by the Agent and, if applicable, execution by the Borrower, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Sections 8.03, 9.03 and 9.04 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

              6. Upon such execution and acceptance by the Agent and, if applicable, execution by the Borrower, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Agent directly between themselves.

              7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                               [NAME OF ASSIGNOR]

                               By:______________________________
                               Title:___________________________


                               [NAME OF ASSIGNEE]


                               By:______________________________
                               Title:___________________________


                               Lending Office:
                               [Address]

                               WACHOVIA BANK, N.A., As Agent


                               By:______________________________
                               Title:___________________________

                               McWHORTER TECHNOLOGIES, INC.

                               By:_______________________________
                               Title:____________________________

                                                               EXHIBIT E


                             NOTICE OF BORROWING


                            ________________, 199__


Wachovia Bank, N.A., as Agent
191 Peachtree Street, N.W.
Atlanta, Georgia  30303-1757
Attention:  U.S. Corporate Group

         Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of July 30, 1997 by and among McWhorter Technologies, Inc., the Banks from time to time parties thereto, and Wachovia Bank, N.A., as Agent.


         Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

         This Notice of Borrowing is delivered to you pursuant to Section 2.02 of The Credit Agreement.

         The Borrower hereby requests a [Euro-Dollar Borrowing] [Base Rate Borrowing] [Finnish Markka Borrowing] [Foreign Currency Borrowing in][specify Foreign Currency] in the aggregate principal amount of [the Dollar Equivalent of] $___________ to be made on_______________, 199__, and for interest to accrue thereon at the rate established by the Credit Agreement for [Euro-Dollar Loans] [Base Rate Loans] [Finnish Markka Loans] [Foreign Currency Loans]. The duration of the Interest Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months].

         The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this________ day of____________, 199__.


                                  McWHORTER TECHNOLOGIES, INC.


                                  By:___________________________________
                                  Title:________________________________

                                                              EXHIBIT F


                           COMPLIANCE CERTIFICATE


             Reference is made to the Credit Agreement dated as of July 30, 1997 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among McWhorter Technologies, Inc., the Banks from time to time parties thereto, and Wachovia Bank, N.A., as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

             Pursuant to Section 5.01(c) of the Credit Agreement,______________, the duly authorized_________________ of McWhorter Technologies, Inc., hereby
(i) certifies to the Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of ______________, 199__, and that no Default is in existence on and as of the date hereof and (ii) restates and reaffirms that the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date.


                                 McWHORTER TECHNOLOGIES, INC.


                                 By:_______________________________
                                 Title:____________________________

                            COMPLIANCE CHECK LIST
                        McWhorter Technologies, Inc.

                         _________________, 199__

1.       Ratio of Consolidated Funded Debt to EBITDA. (Section 5.03)

         At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending October 31, 1997, the ratio of Consolidated Funded Debt (on such date) to EBITDA (for the period of the 4 consecutive Fiscal Quarters ending on such date; provided that with respect to Subsidiaries acquired during such period of 4 consecutive Fiscal Quarters then ending, EBITDA of such Subsidiaries prior to such acquisition which would otherwise be excluded under GAAP purchase accounting treatment shall not be so excluded under this Section 5.03) shall at all times be less than (i) 4.0 to 1.0 through and including the calculation thereof as of July 31, 2000, and (ii) 3.5 to 1.0 for each quarterly determination thereafter.

         (a) Consolidated Funded Debt      Schedule - 1  $

         (b) Consolidated Net Income                     $

         (c) Consolidated Interest Expense               $

         (d) Taxes                                       $

         (e) Depreciation                                $

         (f) Amortization                                $

         (g) Sum of (b) through (g) for any
             Subsidiary acquired during such
             period of 4 consecutive Fiscal
             Quarters then ending                        $

         (h)  Sum of (b) through (g)                     $

         Actual Ratio of (a) to (h)

         Maximum Ratio                               [4.00 to 1.0]
                                                     [after July 31,
                                                     2000, 3.5 to 1.0]

2.       Fixed Charges Coverage (Section 5.06)

         The ratio of the Borrower's (i) Consolidated Net Income, plus Consolidated Interest Expense and taxes to (ii) Consolidated Interest Expense, shall at all times be greater than or equal to
         2.50 to 1.0, calculated quarterly on a consolidated basis for the period of the 4 consecutive Fiscal Quarters ending on such date.

         (a) Consolidated Net Income                     $

         (b) Consolidated Interest Expense               $

         (c) Taxes                                       $

         (d) Sum of (a) through (c)                      $

         Ratio of (d) to (b)

         Requirement                                      2.5 to 1.0

3.       Loans and Advances (Section 5.07)

         Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except: (i) loans or advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business;
         (ii) deposits required by government agencies, public utilities, landlords or vendors or to secure payment of worker's compensation, unemployment insurance or similar obligations, in each case incurred in the ordinary course of Business; and (iii) loans or advances to Subsidiaries which timely become and thereafter remain Guarantors pursuant to Section 5.24; and (iv) loans or advances made by the Borrower to Subsidiaries which timely become and thereafter remain Eligible Foreign Subsidiaries pursuant to Section 5.25;
         provided that after giving effect to the making of any loans, advances or deposits permitted by this Section, the Borrower will be in full compliance with all the provisions of this Agreement.

         (a) To Employees                           $

             Limitation                             $1,000,000

         (b) Deposits described in clause (ii)      $

             Limitation                              None

4.       Investments (Section 5.08)

         Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except Investments (i) as of the Closing Date (including minority Investments to be made pursuant to the Acquisition Agreements not exceeding $2,000,000 in the aggregate) listed on Schedule 1.01(a),
         (ii) in Subsidiaries which timely become and thereafter remain (A) Guarantors pursuant to Section 5.24, or (B) Eligible First Tier
         Foreign Subsidiaries pursuant to Section 5.25, (iii) in Persons which do not timely become and thereafter remain (A) Guarantors pursuant to
         Section 5.24, or (B) Eligible First Tier Foreign Subsidiaries pursuant to Section 5.25, provided that such Investments do not exceed (x) from the Closing Date through and including January 29, 1998, $25,000,000 in the aggregate, or (y) after January 29, 1998, the greater of $20,000,000 or 20% of Stockholder's Equity, (iv) as permitted by
         Section 5.07 and (v) in (A) direct obligations of the United States Government maturing within one year, (B) certificates of deposit issued by a commercial bank whose credit is reasonably satisfactory to the Agent, (C) commercial paper rated A1 or the equivalent thereof by Standard & Poor's Corporation or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition and/or (D) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc.; provided, however, with respect to clauses (ii), (iii) and (iv) in this Section 5.08, no Investments shall be permitted to be made after the Closing Date (A) in the event that a Default or Event of Default is in effect or will be caused by such

         Investment, and (B) unless the
         Borrower certifies to the Agent in writing prior to making any such Investment the Borrower's pro forma compliance with the financial covenants set forth in Sections 5.03 and 5.06 of this Agreement, such written certification and pro forma calculations to be in form and substance satisfactory to the Agent in all respects.

         a.  Investments in Persons who are not
             Guarantors or Eligible First Tier
             Foreign Subsidiaries                     $_____________

         [through January 29, 1998]

         [b. Limitation                                $25,000,000]

         [after January 29, 1998]

         [b. 20% of Stockholders' Equity               $_____________

         c.  Limitation (greater of (b)
             and $20,000,000)                          $_____________]

5.       Negative Pledge (Section 5.09)

         Description of Lien and Property              Amount of Debt
         subject to same                               Secured

         a.  ___________________________               $_____________

         b.  ___________________________               $_____________

         c.  ___________________________               $_____________

         d.  ___________________________               $_____________

         e.  ___________________________               $_____________

         f.  ___________________________               $_____________

         g.  ___________________________               $_____________

                                           Total       $

         Amount of Liens permitted by paragraph (a)    $

         Limitation                                    $1,000,000

         Amount of Liens permitted by paragraph (i)    $



         Amount of Liens permitted by paragraphs       $
         (a) through (i)

                                                            Schedule - 1

Consolidated Funded Debt
                                           INTEREST
                                             RATE    MATURITY  TOTAL
Secured
                                                               $
                                                               $
                                                               $
                                                               $
                                                               $
             Total Secured                                     $


Unsecured
                                                               $
                                                               $
                                                               $
                                                               $
             Total Unsecured                                   $

Redeemable Preferred Stock                                     $
             Total                                             $

Guaranteed Outstanding
Debt Balance on Schedule 1.01(a)                     $


Face Amount of Guaranteed
Debt Balance on Schedule 1.01(a)                     $

Guaranteed Outstanding
Debt Balance after the Closing Date                  $

Face Amount of Guaranteed
Debt Balance after the Closing Date                  $


         Total                                       $


Other Debt
                                                          $
                                                          $
                                                          $

             Total Consolidated Funded Debt               $

                                                                 EXHIBIT G


                       McWHORTER TECHNOLOGIES, INC.

                            CLOSING CERTIFICATE


         Reference is made to the Credit Agreement (the "Credit Agreement") dated as of July 30, 1997, among McWhorter Technologies, Inc., the Banks listed therein, and Wachovia Bank, N.A., as Agent. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to Section 3.01(e) of the Credit Agreement,_______________ ____________, the duly authorized___________________of McWhorter Technologies, Inc. hereby certifies to the Agent and the Banks that (i) no Default has occurred and is continuing as of the date hereof, and (ii) the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof.

         Certified as of this 30th day of July, 1997.



                                   By:_______________________________
                                   Printed Name:_____________________
                                   Title:____________________________
                                   McWhorter Technologies, Inc.

                                                               EXHIBIT H


                       McWHORTER TECHNOLOGIES, INC.

                          SECRETARY'S CERTIFICATE


         The undersigned,___________________________________, Secretary of
McWhorter Technologies, Inc., a Delaware corporation (the "Borrower"), hereby certifies that [s]he has been duly elected, qualified and is acting in such capacity and that, as such, [s]he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit Agreement dated as of July 30, 1997 among the Borrower, Wachovia Bank, N.A. as Agent and as a Bank, and certain other Banks listed on the signature pages thereof, that:

         1. Attached hereto as Exhibit A is a complete and correct copy of the Certificate of Incorporation of the Borrower as in full force and effect on the date hereof as certified by the Secretary of State of the State of Delaware, the Borrower's state of incorporation.

         2. Attached hereto as Exhibit B is a complete and correct copy of the Bylaws of the Borrower as in full force and effect on the date hereof.

         3. Attached hereto as Exhibit C is a complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower on _________________, 1997 approving, and authorizing the execution and delivery of, the Credit Agreement, the Notes and the other Loan Documents (as such terms are defined in the Credit Agreement) to which the Borrower is a party. Such resolutions have not been repealed or amended and are in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of the Borrower in connection therewith.

         4. _______________________________, who is_________________________
of the Borrower signed the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party, was duly elected, qualified and acting as such at the time [s]he signed the Credit Agreement, the Notes and other Loan Documents to which the Borrower is a party, and [his/her] signature appearing on the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party is [his/her] genuine signature.

IN WITNESS WHEREOF, the undersigned has hereunto set [his/her] hand as of [____________________________].

                                   _____________________________________

                                                               EXHIBIT I

                         FORM OF LIMITED GUARANTY


             THIS LIMITED GUARANTY AGREEMENT (this "Guaranty") is made as of [___________________] by [Domestic Subsidiary] (the "Guarantor") in favor of the Agent, for the ratable benefit of the Banks, under the Credit Agreement referred to below;


                            W I T N E S S E T H


             WHEREAS, MCWHORTER TECHNOLOGIES, INC., a Delaware corporation (the "Principal"), WACHOVIA BANK, N.A., as Agent (the "Agent"), and certain other Banks from time to time party thereto have entered into a certain Credit Agreement dated as of July 30, 1997, (as same may be amended or modified from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Principal for the benefit of the Principal and of the Guarantor;

             WHEREAS, it is a condition precedent to the Agent and the Banks executing the Credit Agreement that the Guarantor execute and deliver this Guaranty whereby the Guarantor shall guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Principal under the Credit Agreement, the Notes and the other Loan Documents, subject to the limitations contained in Section 3 hereof; and

             WHEREAS, in consideration of the financial and other support that the Principal has provided, and such financial and other support as the Principal may in the future provide, to the Guarantor (including, without limitation, direct or indirect loans, advances and other financial accommodations), and in order to induce the Banks and the Agent to permit such loans, advances and other financial accommodations pursuant to the Credit Agreement, the Guarantor is willing to guarantee the obligations of the Principal under the Credit Agreement, the Notes, and the other Loan Documents as provided herein;

             NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

             SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

             SECTION 2. Representations and Warranties. If the Guarantor is a Subsidiary, the Guarantor incorporates herein by reference as fully as if set forth herein all of the representations and warranties pertaining to it as a Subsidiary contained in Article IV of the Credit Agreement (which representations and warranties shall be deemed to have been renewed by the Guarantor upon each Borrowing (except for Refunding Loans) under the Credit Agreement which occurs while this Guaranty is in force and effect).

             SECTION 3. The Guaranty. The Guarantor hereby unconditionally and jointly and severally with any other Guarantor under the Credit Agreement guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Principal pursuant to the Credit Agreement, and the full and punctual payment of all other amounts payable by the Principal under the Credit Agreement and the other Loan Documents (all of the foregoing obligations being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Principal to pay punctually any such amount, the Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the relevant Note or the relevant Loan Document, as the case may be. Notwithstanding the foregoing, the Guarantor shall have no liability hereunder for an amount in excess of: (i) the sum of (x) the aggregate principal amount of all loans, advances and other financial accommodations made to the Guarantor by the Principal, directly or indirectly, at any time after the Closing Date, less
(y) all amounts repaid by the Guarantor thereon; plus (ii) interest on the amount determined under clause (i) from the date due until the date paid at the Default Rate; plus (iii) all costs of collection, including reasonable attorneys fees.

             SECTION 4. Guaranty Unconditional. The obligations of the Guarantor hereunder shall be unconditional and absolute, except as expressly limited by Section 3, and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Principal under the Credit Agreement, any Note, any other Limited Guaranty or any other Loan Document, by operation of law or otherwise or any obligation of any other Guarantor of any of the Guaranteed Obligations;

                  (ii) any modification or amendment of or supplement to the Credit Agreement, any Note, any other Limited Guaranty or any other Loan Document;

                  (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Principal under the Credit Agreement, any Note, any other Limited Guaranty, any Loan Document, or any obligations of any other Guarantor of any of the Guaranteed Obligations;

                  (iv) any change in the corporate existence, structure or ownership of the Principal or any other Guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Principal, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Principal, or any other Guarantor of any of the Guaranteed Obligations;

                  (v) the existence of any claim, setoff or other rights which the Guarantor may have at any time against the Principal, any other Guarantor of any of the Guaranteed Obligations, the Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against the Principal, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Loan Document, any other Limited Guaranty, or any provision of applicable law or regulation purporting to prohibit the payment by the Principal, or any other Guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Principal under the Credit Agreement, the Notes, any other Limited Guaranty, or any other Loan Document; or

                  (vii) any other act or omission to act or delay of any kind by the Principal, any other Guarantor of the Guaranteed Obligations, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

             SECTION 5. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The Guarantor's obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Principal under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Principal or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

             SECTION 6. Waiver of Notice by the Guarantor. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein or in the Credit Agreement, as well as any requirement that at any time any action be taken by any Person against the Principal, any other Guarantor of the Guaranteed Obligations, or any other Person.

             SECTION 7. Other Waivers by the Guarantor. The Guarantor hereby expressly waives, renounces, and agrees not to assert, any right, claim or cause of action, including, without limitation, a claim for reimbursement, subrogation, indemnification or otherwise, against the Principal arising out of or by reason of this Guaranty or the obligations of the Guarantor hereunder, including, without limitation, the payment or securing or purchasing of any of the Guaranteed Obligations by the Guarantor, provided such waiver shall be effective only for so long as necessary to preclude the successful assertion of a preferential avoidance action under section 547 of the United States Bankruptcy Code or similar or successor statute. The waiver, renunciation and agreement contained in the immediately preceding sentence is for the benefit of the Agent and the Banks and also for the benefit of the Principal who may assert the benefits thereof as a third-party beneficiary, and the Guarantor may be released from such waiver, renunciation and agreement only by the execution and delivery, by the Agent, the Required Banks and the Principal, of an instrument expressly releasing the Guarantor therefrom.

             SECTION 8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Principal under the Credit Agreement, any Note or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Principal, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other Loan Document shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Agent made at the request of the Required Banks.

             SECTION 9. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Agent in accordance with the provisions of Section 9.01 of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice, 72 hours after such communication is deposited in the mails with first class postage prepaid, in each case given or addressed as aforesaid.

             SECTION 10. No Waivers. No failure or delay by the Agent or any Banks in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, the Notes, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

             SECTION 11. Successors and Assigns. This Guaranty is for the benefit of the Agent and the Banks and their respective successors and assigns and in the event of an assignment of any amounts payable under the Credit Agreement, the Notes, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty may not be assigned by the Guarantor without the prior written consent of the Agent and the Required Banks, and shall be binding upon the Guarantor and its successors and permitted assigns.

             SECTION 12. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantor and the Agent with the consent of the Required Banks.

             SECTION 13. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA. THE GUARANTOR AND THE AGENT EACH HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE GUARANTOR AND THE AGENT EACH HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

             SECTION 14. Taxes, etc. All payments required to be made by the Guarantor hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority as required pursuant to Section 2.11(d) of the Credit Agreement.

             IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the date first above written.


                                 [Name of Guarantor]


                                 By:___________________________________
                                 Title:________________________________




                                 Attention:____________________________
                                 Telecopier:___________________________
                                 Confirmation:_________________________

                                                                EXHIBIT J

                             PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT (this "Agreement"), is made and entered into as
of [              ], 199[  ], by and between Wachovia Bank, N.A., a national banking association, in its capacity as Agent under the Credit Agreement hereinafter referred to (the "Agent", which term shall include any successor Agent under the Credit Agreement) for the ratable benefit of the "Banks" under the Credit Agreement and McWhorter Technologies, Inc. ("Borrower");

                            W I T N E S E T H:

         WHEREAS, pursuant to a certain Credit Agreement of even date herewith among the Agent, Borrower, and the "Banks" thereunder (as amended or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein without definition have the meanings given them in the Credit Agreement), Borrower is or may hereafter become indebted to the Banks in respect of the principal and interest on Loans made from time to time by the Banks to the Borrower under the Credit Agreement, and fees, costs, indemnification and other amounts from time to time owing by the Borrower under the Credit Agreement or any other Loan Document (collectively, the "Secured Obligations"); and

         WHEREAS, to induce the Banks to extend or to continue to extend credit to the Borrower, the Borrower has agreed, at the Banks' request, to make and enter into this Agreement;

         NOW, THEREFORE, for the sum of $10 in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Banks to extend credit from time to time to the Borrower, the Borrower and the Agent hereby agree as follows:

         SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

         SECTION 2. Pledge of Collateral. Borrower does hereby pledge, hypothecate, assign, transfer, set over, deliver and grant a security interest in and to the Agent, for the ratable benefit of the Banks, in all (a) instruments, including collections relating to such instruments representing any and all indebtedness for money borrowed and from time to time owing from [Foreign Subsidiary] (the "Subsidiary") to Borrower, together with all proceeds thereof, including, without limitation, the

Pledged Note (which
original Pledged Note is simultaneously herewith being delivered to Agent, accompanied by an endorsement to the Agent signed by Borrower), and (b) capital stock owned by Borrower issued by the Subsidiary set forth and described on Appendix "2" attached hereto (the certificates for such capital stock are simultaneously herewith being delivered to Agent, accompanied by blank stock powers signed by Borrower), together with any and all other securities, cash or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such pledged stock, and together with the proceeds thereof (the "Pledged Stock") (hereinafter said property described in the foregoing clauses
(a) and (b) being collectively referred to as the "Collateral"), all as security for the payment of the Secured Obligations.

         SECTION 3. Holding of Collateral and Rights. (a) Borrower acknowledges and agrees that the Agent shall hold the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto forever, subject, however, to return of the Collateral (or such portion thereof as may be existing from time to time hereafter after giving effect to the terms hereof) by the Agent to Borrower upon payment in full of all the Secured Obligations and termination by the Banks in writing of any and all credit commitments with respect thereto.

         (b) So long as no Event of Default shall have occurred and be continuing: (i) Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Stock or any part thereof for any purpose not prohibited by the terms of this Agreement; provided, however, that following request therefor by Agent, Borrower shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Pledged Stock or any part thereof; and, provided further, that Borrower shall give Agent at least ten days' written notice of the manner in which it intends to exercise any such right; (ii) Agent shall execute and deliver (or cause to be executed and delivered) to Borrower all such proxies and other instruments as Borrower may reasonably request for the purpose of enabling Borrower to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above; and
(iii) Borrower shall be entitled to receive and retain any cash dividends, interest or any other distribution of property paid, payable or otherwise distributed in cash in respect of the Pledged Stock. Upon the occurrence and during the continuance of an Event of Default, all rights of Borrower to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; provided, however, Borrower shall continue to have the rights to exercise such voting and other consensual rights notwithstanding the occurrence and continuance of an Event of Default until Agent delivers a notice to Borrower of its intention to exercise such voting and other consensual rights.

         SECTION 4. Representations and Warranties. The Borrower incorporates herein by reference as fully as if set forth herein all of its representations and warranties contained in Article IV of the Credit Agreement (which representations and warranties shall be deemed to have been renewed by the Borrower upon each Borrowing under the Credit Agreement).

         SECTION 5. Delivery of Additional Instruments; Further Assurances. The Borrower further covenants with the Agent that at the request of the Agent at any time and from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments, stock certificates and documents, including any additional instruments evidencing indebtedness of the Subsidiary to the Borrower, and take all further action that the Agent may reasonably request, in order to perfect and protect the security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Collateral.

         SECTION 6. Proceeds of Collateral. So long as no Event of Default has occurred and is continuing, the Borrower shall be entitled to receive and retain any proceeds in respect of the Collateral. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall receive and hold all payments in respect of the Collateral in trust for the benefit of the Agent, and, at the request of the Agent, shall remit all such amounts to the Agent for application to the Secured Obligations in such order as the Agent (acting at the direction of the Required Banks) shall elect.

         SECTION 7. Agent Appointed Attorney-in-Fact. The Borrower hereby irrevocably appoints the Agent as the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, from and after the occurrence of an Event of Default to retain any dividend issued with respect to the Pledged Stock, receive, endorse and collect the Pledged Note and all instruments made payable to the Borrower representing any dividend, principal and/or interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

         SECTION 8. The Agent May Perform. If the Borrower fails to perform any agreement contained herein, the Agent may perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Borrower under Section 11; provided, that, the Agent shall exercise commercially reasonable efforts to notify the Borrower prior to taking any such action (although the failure to so notify the Borrower shall not limit the Agent's rights hereunder).

         SECTION 9. Reasonable Care. To the maximum extent permitted by law, the Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords the Agent's own property, it being understood that the Agent shall not have responsibility for
(i) ascertaining or taking action with respect to maturities, notices or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, unless reasonably requested to do so by the Borrower, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

         SECTION 10. Remedies. If any Event of Default shall have occurred and be continuing:

              A. The Agent may exercise (in compliance with all applicable laws) in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Georgia at that time, and the Agent may also, without notice except as specified below at anytime during the existence of an Event of Default, (i) make demand for payment on the Subsidiary in respect of the Pledged Note, and (ii) sell (in compliance with all applicable securities laws) the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, over the counter or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable or otherwise in such manner as necessary to comply with applicable federal and state securities laws. The Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers at any such sale and such purchasers shall hold the property sold absolutely, free from any claim or right on the part of the Borrower, and the Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. To the extent notice of sale shall be required by law, the Agent shall give the Borrower at least 10 days' notice of the time and place of any public sale or the time after which any private sale is to be made, which the Borrower agrees shall constitute reasonable notification. At any such sale, the Agent may bid (which bid may be, in whole or in part, in the form of cancellation of Obligations) for and purchase the whole or any part of the Collateral. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. The Borrower agrees that any sale of the Collateral conducted by the Agent in accordance with the foregoing provisions of this
Section 10 shall be deemed to be a commercially reasonable sale under O.C.G.A.
Section 1-9-504 of the Georgia Uniform Commercial Code. As an alternative to exercising the power of sale herein conferred upon them, the Agent may proceed by a suit or suits at law or in equity to foreclose the security interest granted under this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

              B. Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon or any part of the Collateral following the occurrence of an Event of Default may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied against all or any part of the Secured Obligations, in such order of application as the Agent (acting at the direction of the Required Banks) shall select.

              C. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION 11. Expenses. The Borrower will, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, actually incurred, and of any experts and agents, and including any taxes or fees incurred on account of the execution, issuance, delivery or recording of this Agreement or other documents executed in connection herewith which the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(ii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iv) the failure by the Borrower to perform or observe any of the provisions hereof.

         SECTION 12. Security Interest Absolute. All rights of the Agent hereunder, the security interest granted to the Agent hereunder, and all obligations of the Borrower hereunder, shall be absolute and unconditional irrespective of any of the following, and the Borrower expressly consents to the occurrence of any of such events and waives, in its capacity as Borrower, to the extent permitted by law, any defense arising therefrom:

              A. any lack of validity or enforceability of any of the Loan Documents or any other agreement or instrument relating thereto;

              B. any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents;

              C. any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any of the Loan Documents for all or any of the Secured Obligations; or

              D. any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of the Secured Obligations or in respect of this Agreement.

         SECTION 13. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 14. No Waiver; Cumulative Remedies. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 15. Severability. If any provision of any of this Agreement or the application thereof to any party hereto or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to any other party thereto or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         SECTION 16. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth hereinbelow or at such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party in accordance with the provisions of Section 9.01 of the Credit Agreement. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid.

         SECTION 17. Time is of the Essence. Time is of the essence in this Agreement.

         SECTION 18. Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         SECTION 19. The Agent Not Joint Venturer. Neither this Agreement nor any agreements, instruments, documents or transactions contemplated hereby shall in any respect be interpreted, deemed or construed as making the Agent a partner or joint venturer with the Borrower or as creating any similar relationship or entity, and the Borrower agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving the Agent and the Borrower.

         SECTION 20. Jurisdiction. The Borrower agrees that any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of Georgia or the United States of America for the Northern District of Georgia, Atlanta Division, all as the Agent may elect. By execution of this Agreement, the Borrower hereby submits to each such jurisdiction, hereby expressly waiving whatever rights may correspond to it by reason of its present or future domicile. Nothing herein shall affect the right of the Agent to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction or to serve process in any manner permitted or required by law.

         SECTION 21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia and shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

         SECTION 22. Counterparts. This Agreement may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

              IN WITNESS WHEREOF, the Borrower has caused this Agreement to be duly executed under seal as of the date first above written.


                               McWHORTER TECHNOLOGIES, INC.  (SEAL)


                               By:______________________________________
                               Title:___________________________________

                               Telecopier number:_______________________
                               Confirmation number:_____________________

ACCEPTED:

WACHOVIA BANK, N.A.,
in its capacity as Agent


By:
Title:

191 Peachtree Street, N.E.
Atlanta, GA 30303-1757
Attention:  Syndications Group
Telecopier Number:  404-332-4005
Confirmation Number:  404-332-6454

                                 APPENDIX "1"


                             FORM OF PLEDGED NOTE


                                               ______________________________
                                               [____________________], 199___


         For value received, [Foreign Subsidiary], a_______________________ corporation ("Maker"), promises to pay to the order of McWhorter Technologies, Inc. ON DEMAND the unpaid amount of each loan, advance or other credit accommodation as currently reflected on the books and records of McWhorter Technologies, Inc., as well as all loans, advances and other credit accommodations hereafter made by McWhorter Technologies, Inc. from time to time to Maker.

         All loans, advances and other credit accommodations made by McWhorter Technologies, Inc. to Maker and all repayments thereof shall be recorded by McWhorter Technologies, Inc. at the request of the holder hereof at any time, Maker will furnish to the holder a schedule of all such loans, advances or other credits of such time on the form of schedule attached hereto as Exhibit "A".


                                 [FOREIGN SUBSIDIARY]



                                 By:
                                 Title:



         PAY TO THE ORDER OF WACHOVIA BANK, N.A., AS AGENT.


                                 McWHORTER TECHNOLOGIES, INC.      (SEAL)


                                 By:
                                 Title:

                                 EXHIBIT "A"

                       LOANS AND PAYMENTS OF PRINCIPAL

           Amount of
           Loan or        Amount     Unpaid        Notation
Date       Advance        Repaid     Balance       Made By


                                 APPENDIX "2"


                           [Describe Capital Stock]

                                                             EXHIBIT K


                         MONEY MARKET QUOTE REQUEST

Wachovia Bank, N.A.,
  as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303
Attention:


         Re:  Money Market Quote Request

              This Money Market Quote Request is given in accordance with
Section 2.03 of the Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of July 30, 1997, among McWHORTER TECHNOLOGIES, INC., the Banks from time to time parties thereto, and WACHOVIA BANK, N.A., as Agent. Terms defined in the Credit Agreement are used herein as defined therein.

         The Borrower hereby requests that the Agent obtain quotes for a Money Market Borrowing based upon the following:

         1. The proposed date of the Money Market Borrowing shall be __________________, 19___ (the "Borrowing Date"). 1

         2. The aggregate amount of the Money Market Borrowing shall be $___________________. 2

         3. The Stated Maturity Date(s) applicable to the Money Market Borrowing shall be ________ days. 3

                                       Very truly yours,

                                       MCWHORTER TECHNOLOGIES, INC.


                                       By:
                                       Title:


_________________________________

1        The date must be a Domestic Business Day.

2 The amount of the Money Market Borrowing is subject to Section 2.03(a) and (b).

3 The Stated Maturity Dates are subject to Section 2.03(b)(ii). The Borrower may request that up to 3 different Stated Maturity Dates be applicable to any Money Market Borrowing, provided, that (i) each such Stated Maturity Date shall be deemed to be a separate Money Market Quote Request and (ii) the Borrower shall specify the amounts of such Money Market Borrowing to be subject to each such different Stated Maturity Date.

                                                           EXHIBIT L

                            MONEY MARKET QUOTE

Wachovia Bank, N.A.,
  as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303
Attention:

         Re:  Money Market Quote to McWhorter Technologies, Inc.

              This Money Market Quote is given in accordance with Section 2.03(c)(ii) of the Credit Agreement (as amended or modified from time to time, the "Credit Agreement") dated as of July 30, 1997, among McWHORTER TECHNOLOGIES, INC. (the "Borrower"), the Banks from time to time parties thereto and WACHOVIA BANK, N.A., as Agent. Terms defined in the Credit Agreement are used herein as defined therein.

              In response to the Borrower's Money Market Quote Request dated ______________, 19__, we hereby make the following Money Market Quote on the following terms:

         1.   Quoting Bank:

         2.   Person to contact
              at Quoting Bank:

         3.   Date of Borrowing:1*

         4. We hereby offer to make Money Market Loan(s) in the following maximum principal amounts for the following Interest Periods and at the following rates:


Maximum  Stated
Principal               Maturity
Amount 2                Date  3           Rate Per Annum4




______________________________

*  All numbered footnotes appear on the last page of this Exhibit L.

             We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Money Market Loan(s) for which any offer(s) [is] [are] accepted, in whole or in part (subject to the last sentence of Section 2.03(c)(i) of the Credit Agreement).

                                        Very truly yours,

                                        [Name of Bank]



Dated:                                  By:___________________________
                                            Authorized Officer
______________________________


______________________________

1  As specified in the related Money Market Quote Request.

2 The principal amount bid for each Stated Maturity Date may not exceed the principal amount requested. Money Market Quotes must be made for at least $1,000,000 or a larger multiple of $500,000.

3  The Stated Maturity Dates are subject to Section 2.03(b)(ii).

4  Subject to Section 2.03(c)(ii)(C).

                                                           Schedule 1.01(a)

Guaranteed Debt as of the Closing Date:

1. Guarantee dated December 1996 between McWhorter Technologies, Inc. and Nordic Investment Bank of 33 1/3% of McWhorter Technologies Oy's obligations under terms of FIM 28,000,000 loan agreement.

2. Guarantee dated January 3, 1997 between McWhorter Technologies, Inc. and Merita Bank Ltd. for 33 1/3% of McWhorter Technologies Oy's obligations under terms of FIM 15,000,000 term loan and FIM 4,000,000 overdraft credit limit.

3. Guarantee dated March 5, 1997 between McWhorter Technologies, Inc. and Merita Bank Ltd., for 33 1/3% of McWhorter Limited's obligations under terms of GBP 2,000,000 term loan.

4. Guarantee dated November 1996 between McWhorter Technologies, Inc. and Nordbanken for 33 1/3% of McWhorter Technologies AB's obligations under terms of SEK 20,000,000 note.

5. Guarantee dated November 1996 between McWhorter Technologies, Inc. and Nordbanken for 33 1/3% of McWhorter Technologies AB's obligations under terms of 15,000,000 SEK overdraft credit facility.

Immediately following the acquisition the following guarantee will be in existence:

1. Guarantee dated May 12, 1994 issued by Syntech S.p.A. in favor of Confedi Cuneo for an amount of ITL 5,000,000.

Liens as of the Closing Date:

1. Loan agreement between McWhorter Technologies, Inc. and PIDA secured by a mortgage on Philadelphia, Pennsylvania facility with $29,603.59 of principal outstanding as of July 30, 1997.

2. Promissory note dated August 31, 1995 between McWhorter Technologies, Inc. and The Glidden Company secured by a deed to the Columbus, Georgia facility with $4,500,000 of principal outstanding as of July 30, 1997.

Immediately following the acquisition the following liens will be in existence:

1. Loan agreement entered into between Mediocredito Piemontese S.p.A. and Syntech S.p.A. dated May 27, 1993 with principal outstanding of ITL 379,600,000 as of July 30, 1997 secured by a real estate mortgage.

2. Loan agreement entered into between Banca Mediocredito S.p.A. and Syntech S.p.A. dated November 20, 1995 with principal outstanding as of July 30, 1997 of ITL 1,500,000 secured by a real estate mortgage.

3. Loan Agreement entered into between Banca Mediocredito S.p.A. and Syntech S.p.A. dated March 4, 1997 with principal outstanding as of July 30, 1997 of ITL 1,300,000,000 secured by a real estate mortgage.

4. Syntech is a party to several agreements for the purchase of industrial equipment providing for retention of title in favor of the sellers of the equipment until fully paid. The aggregate principal outstanding under such agreements as of July 30, 1997 was ITL 1,388,200,000.

Investments as of the Closing Date:

1. 33 1/3% of the outstanding stock of McWhorter Technologies AB valued at $4,891,000.
2. 40% of the outstanding stock of McWhorter Technologies Thailand Co. Ltd. valued at $2,297,000.
3. 33 1/3% of the outstanding stock of Tikkurila McWhorter Co. or Processing Systems, Inc. valued at $1,000,000.

Immediately following the acquisition the following investments will be owned:

1. Minority investments in Raisio Chemicals Italia s.r.1. and Syntech Far East Company Ltd. not to exceed $2,000,000 in the aggregate.

                                                              Schedule 4.14


                           Environmental Matters
                              [To be updated]

The operations of Borrower involve in the ordinary course of business the generation and disposal of substances regulated by the United States Environmental Protection Agency and certain state agencies under various federal and state environmental laws. These activities could subject the Borrower to an Environmental Liability.

Borrower is a potentially responsible party under CERCLA or state law at the following superfund sites:

              SITE                              LOCATION

         Biosenski Landfill                Philadelphia, PA

         Carpentersville                   Carpentersville, IL

         Carlstadt                         Carlstadt, NJ

         Shore Realty                      Glenwood Landing, NY

         Swope                             Pennsauken, NJ

         Spectron                          Elkton, MD

         Fisher-Calo                       Kingsbury, IN

         American Chemical Services        Griffith, IL

Remedial activities are underway at the Philadelphia, PA; Portland, OR; Carpentersville, IL; Chicago Heights, IL; Lynwood, CA; and Forest Park, GA plants.

Certain Environmental Authorizations which must be obtained in connection with the Acquisition are pending. While the Borrower's policy is to comply with Environmental Requirements as soon as practical, there have been and may be occasions where compliance is delayed by such factors as scheduling requirements of disposal companies, weather or uncertainty as to specific compliance requirements. From time to time the Borrower contests in good faith the specific procedures or requirements for compliance with Environmental Requirements.